Listing Report:Supplement No. 49 dated Sep 09, 2009 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 343999
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 28.93%	Starting monthly payment:	$164.12

Auction yield range:	11.18% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-1984	Debt/Income ratio:	60%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	27 / 24	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	60	Length of status:	23y 5m
Amount delinquent:	$0	Revolving credit balance:	$19,651	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	73%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	thksyoujes	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need New Central Air & Heating Unit
Purpose of loan:
This loan will be used to?
To Put in a New Heat and Air Unito.
My financial situation:
I am a good candidate for this loan because?
I pay all of my debts on time and I am an hard worker.
Monthly net income: $

Monthly expenses: $
??Housing: $ 583
??Insurance: $
??Car expenses: $
??Utilities: $ 189
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422427
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	33.23%	Starting borrower rate/APR:	34.23% / 36.67%	Starting monthly payment:	$89.60

Auction yield range:	17.18% - 33.23%	Estimated loss impact:	19.96%
Lender servicing fee:	1.00%	Estimated return:	13.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-1992	Debt/Income ratio:	24%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	5	Total credit lines:	30	Length of status:	2y 2m
Amount delinquent:	$26,287	Revolving credit balance:	$2,390	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	50%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	22	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	authentic-trade	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off some bills to catch up
Purpose of loan:
This loan will be used to? pay off some bills and try to catch up on things, my ex left me a year ago and left me with all the debt

My financial situation:
I am a good candidate for this loan because?
I'm getting back on my feet and starting over
Monthly net income: $
1850.00
Monthly expenses: $
??Housing: $ 841.00
??Insurance: $ 43.00
??Car expenses: $ 0
??Utilities: $ 170.00
??Phone, cable, internet: $120.00
??Food, entertainment: $100.00
??Clothing, household expenses $40.00
??Credit cards and other loans: $ 80.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422801
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	4.18%	Starting borrower rate/APR:	5.18% / 7.46%	Starting monthly payment:	$45.08

Auction yield range:	4.18% - 4.18%	Estimated loss impact:	2.09%
Lender servicing fee:	1.00%	Estimated return:	2.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-2007	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	2 / 2	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	2	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$7,080	Occupation:	Student - College S...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	48%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	UofCMaroon	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Studying P2P Lending
Purpose of loan: I am an Economics student at the University of Chicago doing research work with classmates on P2P lending and how individuals can profit from their high credit rating by investing in those with lower ones. This is our first loan done through Prosper. The proceeds of this loan are going to be re-invested in the Prosper community. Personally, I have three years of fixed-income investing experience and more than enough money in various savings and securities accounts to cover the loan.
We have approximately $5k in grant money from the University to help me and my research partners with any losses incurred. This is a safe bet an as such we are offering a low interest rate. Thanks for bidding!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422941
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Feb-1997	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	8 / 6	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	24	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$7,697	Stated income:	Not employed
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	92%
Delinquencies in last 7y:	9	Homeownership:	No
Inquiries last 6m:	1
Screen name:	hard-working-return2	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need equity for larger loan
Purpose of loan:
This loan will be used to? provide the needed equity for a start up business loan.

My financial situation:
I am a good candidate for this loan because? I am current with my creditors and make my monthly payments on time. I have a bankruptcy discharge on my record from 3 1/2 years ago and have since rebuilt my credit score from 420 to 660. After several unsuccessful attempts negotiating with credit card companies they left me no other choice but the BK. I am ready to start a business and have 20 years of background in the field.?I have a viable business plan?that has been?reviewed favorably?by?the mentor of the Small Business Development Center in our town.?The banks I am working with require 10 percent personal equity and I do not have enough savings. This loan will provide the additional equity needed. Once up and running my business will facilitate comfortable repayment of the loan. It will provide the opportunity?for the?successful future?of my family and me. Thank you all for the consideration.?

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423123
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	4.00%	Starting borrower rate/APR:	5.00% / 7.05%	Starting monthly payment:	$149.85

Auction yield range:	3.18% - 4.00%	Estimated loss impact:	1.49%
Lender servicing fee:	1.00%	Estimated return:	2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-1983	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	820-840 (Sep-2009)	Current / open credit lines:	4 / 2	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	11	Length of status:	13y 4m
Amount delinquent:	$0	Revolving credit balance:	$2,337	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	5%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	wise-balanced-moola	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Fixing back yard
Purpose of loan:
This loan will be used to improve my day care business by building a child proof back yard.

My financial situation:
I am a good candidate for this loan because I do not have any debts.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423253
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jun-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	10 / 7	Employment status:	Self-employed
Now delinquent:	2	Total credit lines:	24	Length of status:	10y 9m
Amount delinquent:	$933	Revolving credit balance:	$328	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	21%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	5	Homeownership:	No
Inquiries last 6m:	0
Screen name:	fabulous-investment	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Biz Loan:Growth of New Product Line
As a world-class athlete, I created my line out of the frustration that options were either functional swimsuits not flattering, or flattering swimsuits which weren?t functional for athletic activity.? My company is 3 yrs old & I've successfully created several lines sold at major hotels such as Four Seasons, featured in major magazines & endorsed by pro athletes.

We are ready for the next level...developing our newest line/greatest line yet!
Our Team has come together, with premiere biz coach as well, this is exciting!

A revamp of website, sales sequencing, and biz growth are happening succinctly.

This is a GREAT investment!
www.zswimwear.com

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423285
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.18%	Starting borrower rate/APR:	12.18% / 14.31%	Starting monthly payment:	$266.40

Auction yield range:	11.18% - 11.18%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.95%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-1998	Debt/Income ratio:	21%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	5y 4m
Amount delinquent:	$0	Revolving credit balance:	$13,684	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	eprams	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off high interest cards
Purpose of loan:
This loan will be used to pay off high interest credit card balances.

My financial situation: excellent
I am a good candidate for this loan because I have a solid credit history and have been with my current employer for over five years. I have never defaulted on any past obligations.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423303
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$201.61

Auction yield range:	8.18% - 18.00%	Estimated loss impact:	7.42%
Lender servicing fee:	1.00%	Estimated return:	10.58%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Apr-2002	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	780-800 (Sep-2009)	Current / open credit lines:	5 / 4	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	6	Length of status:	22y 7m
Amount delinquent:	$0	Revolving credit balance:	$65	Occupation:	Homemaker
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	five-star-note9	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for sons college
Purpose of loan:
My son is currently taking his last 30 credits at the university of florida in order to earn a degree in computer software engineering. Unfortunately he has fallen on hard times due to the economy causing quite a decrease in part time jobs. He was currently holding two jobs in order to pay his rent and tuition but was laid off by one recently to staff shortages. Unfortunately now he is unable to pay his tuition for the upcoming semester and i also am unable to help him in my current economic state. I am a single mother that works as a maid in order to support him and my other son that is currently entering his first year of college. Both my sons are hardworking students , especially my eldest who has worked since he started college to pay for his tuition and rent. I currently earn enough to meet my rent and other expenses but have been unable to come up with enough money to cover his tuition that is due in a couple of days. If it were monthly installments then i could but am unable to pay the lump sum as of now. Please help me further my son's education, any help is greatly appreciated and the money borrowed will be paid back as quickly as possible. Many thank in advance.

My financial situation:
I am a good candidate for this loan because i have an amazing credit history and have always kept up with required payments in credit cards, bills etc.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423311
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	17.90%	Starting borrower rate/APR:	18.90% / 21.12%	Starting monthly payment:	$366.05

Auction yield range:	11.18% - 17.90%	Estimated loss impact:	10.42%
Lender servicing fee:	1.00%	Estimated return:	7.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-1994	Debt/Income ratio:	13%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	9y 8m
Amount delinquent:	$0	Revolving credit balance:	$5,327	Occupation:	Other
Public records last 12m / 10y:	0/ 3	Bankcard utilization:	31%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	platinum-celebration	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off high rate credit cards
Purpose of loan:
This loan will be used to pay off high interest credit cards and consolidate them into one payment so I can get rid of them in 1 year.

My financial situation:
I am a good candidate for this loan because i have never been late on my payments. I have been working with good pay for the last 15 years. I have almost 2,500 dollars of disposable income each month which is also why I am confident that this loan will be paid off within the next 1 year.

Monthly Income: $4,800

Monthly Expenses: $2,300

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423333
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jul-1987	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	8 / 10	Employment status:	Self-employed
Now delinquent:	3	Total credit lines:	24	Length of status:	3y 3m
Amount delinquent:	$6,863	Revolving credit balance:	$42,617	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	peso-supergiant	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting back on my feet
Purpose of loan:
This loan will be used to pay off credit card debt and get back to a good credit standing.? I have always had excellent credit scores, until I was laid off from my job and fell behind on my debts.?

My financial situation:
I am a good candidate for this loan because I am the owner of a technology consulting company, that has a client contract for $8,000 per month through 2010. I am currently in a cash crunch as I get started with my new consulting contract, and need to complete the first month of work to start collecting the revenue.

Monthly net income: $ 8,500

Monthly expenses: $
??Housing: $ 3509
??Insurance: $ 110
??Car expenses: $
??Utilities: $?250
??Phone, cable, internet: $ 160
??Food, entertainment: $ 400
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 750
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423351
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-2001	Debt/Income ratio:	Not calculated
Credit score:	600-620 (Sep-2009)	Current / open credit lines:	8 / 6	Employment status:	Part-time employee
Now delinquent:	1	Total credit lines:	17	Length of status:	0y 2m
Amount delinquent:	$8,044	Revolving credit balance:	$10,959	Occupation:	Waiter/Waitress
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	103%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	rec-jobs	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	9 ( 100% )	600-620 (Latest)
Principal borrowed:	$14,500.00	< mo. late:	0 ( 0% )	660-680 (May-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	9
Description
Big move, new job, paying CC's
Purpose of loan:
I will be using this loan to consolidate 3 credit card balances to one, lower interest rate/pmt. T

My financial situation:
I am a good candidate for this loan because I already have used prosper for a $14,500 loan and it was paid back 3 years early. My credit score is low because I was laid off from my job in Minneapolis and had to short sell my house. I was able to find new employment in a great place that I have always wanted to live but I have 3 credit cards that I used to help me move and I need to consolidate them into one payment at a rate that is lower than the combined average of the two. I currently am holding down 2 jobs and am looking for a 3rd in order to get my expenses paid off. I have a roomate moving in next week and am selling my car all in an effort to make myself solvent again, this is the last step to setting myself back down. Currently I am making roughly $26,000/yr as a server and I start my part time management position next Monday at Express, that will pay $20,000/yr. Combined I will have approximately $16,000 in excess income so I forsee this loan being paid off much like the last loan I did with Prosper. I am in a pinch because upon moving to Florida the employer I went to work for? was bought out and I was once again laid off. I am doing everything I need to to keep my head above water and I hope that you will see that and help me out of this sticky situation.

Monthly net income: $ 3,600

Monthly expenses: $ 2,740
??Housing: $ 700
??Insurance: $ 120
??Car expenses: $?480
??Utilities: $?100
??Phone, cable, internet: $ 40
??Food, entertainment: $ 400
??Clothing, household expenses $?100
??Credit cards and other loans: $ 500
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423357
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	19.25%	Starting borrower rate/APR:	20.25% / 22.49%	Starting monthly payment:	$93.23

Auction yield range:	4.18% - 19.25%	Estimated loss impact:	2.19%
Lender servicing fee:	1.00%	Estimated return:	17.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	16 / 14	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	26	Length of status:	16y 8m
Amount delinquent:	$0	Revolving credit balance:	$12,280	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	45%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Themomeee	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home improvement projects
Purpose of loan:
This loan will be used to?
improve the value of my home and enhance its beauty.??I would like to take advantage of great deals currently being offered by local contractors.? While I initially wanted to paint the exterior trim and carpet the interior of my home, I have decided to hold off on the interior upgrades for the time being.? There is still time to?have the exterior painting done before winter settles in.?
My financial situation:
I am a good candidate for this loan because? I have an excellent payment history, my credit is solid, my own business is strong and growing steadily.?In making this loan, you, the lender, will see a great return on your investment,?I will make?improvements to my home,?and a local painter will have work.? It is a?"win" for all involved.? I recently withdrew a listing for the purpose of adding a photo of my home to this listing.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423363
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-1996	Debt/Income ratio:	29%
Credit score:	600-620 (Aug-2009)	Current / open credit lines:	7 / 8	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	22	Length of status:	4y 7m
Amount delinquent:	$1,292	Revolving credit balance:	$1,082	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	8%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	28	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	roccosmom	Borrower's state:	Vermont	Borrower's group:	Vermonters Unite
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 95% )	600-620 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	1 ( 5% )	620-640 (Jul-2009) 620-640 (Sep-2007) 620-640 (Aug-2007) 620-640 (May-2007)
Principal balance:	$905.36	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
Pay off high interest credit cards
PLEASE NOTE THAT THE INCOME AND DEBT TO INCOME RATIO ARE NOT INCLUDING MY HUSBAND'S INCOME

Purpose of the loan: My husband and I got behind on our mortgage a little over a year ago due to my husband suffering from an illness.? During that time he was temporarily laid off because he had to spend a lot of time at the hospital.? We did not have health insurance and as you can imagine the bills went through the roof!!? His health was first and foremost to us at the time.? He has since been diagnosed and treated and is back to work full time as an electrician.? We have modified our mortgage and are current on all our bills (thank God!!)? We are looking for this loan to consolidate our credit card debt, the interest rates are extremely high.? We are turning to Prosper because our debt issues have been hard to overcome with conventional lending.? We want nothing more than to erase those issues and improve our credit scores to better our future.?

My financial situation: We are up to date on all our bills. This loan will be used to consolidate all our credit card debt and to pay off a pay day loan.

Why am I a good candidate for paying back this loan? Because my husband and I are working as hard as we can in the crazy economy to keep our heads above water.? We have overcome so many hardships in the past year and just want to feel free!!? We are hard working, honest people whom have had a tough time this year and just want to be on track financially so we can think about starting a family.

Monthly net income: $2,400.00 plus my husband's income of $2,800.00 - TOTAL INCOME: $5,200.00

Monthly expenses:

House: $1400.00
Insurance: $120.45
Car expense: $412 for my husband's car
Utilities: $200.00
Phone, cable, internet: $100.00
Food, entertainment: $200.00
Credit cards, other loans: $200.00
TOTAL EXPENSES: $2,632.45

Feel free to ask me any questions you may have.? I am worth the investment and will be able to make the monthly payments - this can change our lives!!? Thank you for your interest!!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423375
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-2002	Debt/Income ratio:	5%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	11	Length of status:	0y 10m
Amount delinquent:	$0	Revolving credit balance:	$12,027	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	bold-sturdy-integrity	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating Debt and Home Repair
Purpose of loan:
This loan will be used to consolidate my loans and to make a few home repairs.

My financial situation:
I am a good candidate for this loan because I am a Federal employee and I also own a rental home that makes a profit after paying the mortgage. I also have a roommate to add to my income and will also add another if it is needed. I live in a 3 bedroom single family home with a full basement, so we have the room. I also receive $1200 a month in child support. I am not a shopper and am just in a tight bind because my home got dinged by my housing association and I had to make a few thousand dollars in repairs. I will also begin receiving a housing allowance from by Post-9/11 GI bill that will pay me $1900 a month for housing beginning in late September-early October. Thank for your consideration!

Monthly net income: $ 6500

Monthly expenses: $
??Housing: $ 3900
??Insurance: $ 150
??Car expenses: $ 100?(I commute into DC, so I don't drive much.)
??Utilities: $ 350
??Phone, cable, internet: $ 100
??Food, entertainment: $?200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 430
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423387
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$123.09

Auction yield range:	11.18% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1994	Debt/Income ratio:	11%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$87	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Dap2005	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	1 ( 50% )	720-740 (Latest)
Principal borrowed:	$17,500.00	< mo. late:	1 ( 50% )	660-680 (Jul-2008) 680-700 (Jun-2008) 620-640 (Apr-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	2
Description
Debt Consolidation
Purpose of loan:
This loan will be used to pay down minor debts related to relocating from Kuwait

My financial situation:
I am a good candidate for this loan because I have plenty of collateral and a good income
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423399
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$954.76

Auction yield range:	17.18% - 21.00%	Estimated loss impact:	26.19%
Lender servicing fee:	1.00%	Estimated return:	-5.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Oct-1993	Debt/Income ratio:	75%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	17 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	47	Length of status:	8y 0m
Amount delinquent:	$0	Revolving credit balance:	$28,476	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	64%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	8	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	attentive-return	Borrower's state:	Texas	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Payoff my revolving credit debt
Purpose of loan:
This loan will be used to pay down my existing revolving credit card debt so that I can avoid paying escalating interest rates that are causing my debt amount to be higher than normal. By consolidating all of my revolving debt into one monthly payment at a fixed rate, this will allow my credit to rise significantly enough so that I can enjoy a more favorable credit rating like I had a few months ago before my interest rates started rising.

I am a good candidate for this loan because I generate enough income on a monthly basis to pay for the new monthly payment that would be created as a result of this loan. I also have an additional $3500 per month in discretionary income that I wasn't allowed to list on here that will help me to pay this loan off faster. Between my gross income and the additional income I am bringing in every month from side business and rental property, I am more than confident that I'll be able to repay this loan in full in less time than is alloted for.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423439
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.33%	Starting borrower rate/APR:	11.33% / 13.45%	Starting monthly payment:	$115.13

Auction yield range:	4.18% - 10.33%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-1995	Debt/Income ratio:	24%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	29	Length of status:	1y 3m
Amount delinquent:	$244	Revolving credit balance:	$14,727	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	33%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	lyrisnox	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	720-740 (Latest)
Principal borrowed:	$19,000.00	< mo. late:	0 ( 0% )	740-760 (Jul-2008)
Principal balance:	$13,122.53	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Used Commuter Car
Purpose of loan:
Purchase of a used automobile with better gas mileage for going back to school (getting Bachelor degree in Nursing).

My financial situation:
I am a good candidate for this loan because??I have a previous prosper loan in very good standing.? My husband and myself are both in excellent career fields (computer networking for over 10 years and Registered Nursing for the last year) and we have extremely low living expenses at the present time (not planning on purchasing a home anytime soon, although we are planning on building a straw bale home within the next two years on family property).
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423445
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,550.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	16.70%	Starting borrower rate/APR:	17.70% / 20.08%	Starting monthly payment:	$55.80

Auction yield range:	6.18% - 16.70%	Estimated loss impact:	5.29%
Lender servicing fee:	1.00%	Estimated return:	11.41%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jun-1988	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	18 / 13	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	41	Length of status:	0y 8m
Amount delinquent:	$0	Revolving credit balance:	$50,439	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	rapid-dollar2	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Advertising To Grow Business
Purpose of loan:
This loan will be used to advertise our retirement planning business.? I wish to help seniors in our community preserve and not outlive?their retirement income.

My financial situation:
I am a good candidate for this loan because my wife and I are exceptionally responsible people.? We have NEVER missed a payment and were once 800++ FICO credit scores before the financial crash.? As banks began reducing credit limits during the credit crunch, we too were affected by that and it dropped our credit score 50+ points.? Not because we are bad repayers of debt - our credit limit?dropped to our credit balance and that reduced our credit score significantly (740+ now).?

My wife and I have owned our home for over 18 years (never missed a payment on a $2,000 mortgage), and we are upstanding citizens in our community.? Without question, you will receive every penny owed to you in our quest for a $1,000 loan to advertise our business.? This loan?could easily be paid back in 30 days - in full with interest -?if our advertising proves successful.?

I am willing to pay a little-higher-than-normal interest rate for my credit score worthiness?to earn your business FAST.? (This score would be considerably less interest rate)?? Reason being -?the faster I get the loan, the faster I can advertise my business and earn income.

Thank you so much for your help.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423451
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.38%	Starting borrower rate/APR:	28.38% / 30.73%	Starting monthly payment:	$332.55

Auction yield range:	11.18% - 27.38%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-1996	Debt/Income ratio:	21%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	21 / 20	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	62	Length of status:	5y 6m
Amount delinquent:	$0	Revolving credit balance:	$28,863	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	75%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	UITRACK	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 100% )	640-660 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	660-680 (Sep-2008)
Principal balance:	$694.75	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
Need asistance to consolidate CCs
Purpose of loan:
This loan will be used to consolidate debt on multiple credit cards to a fix rate and term loan. With the economy in the state it has been over the past year, all of the credit card companies I have cards with have increased their rates to a point that makes it difficult to pay down on the principle balance. The credits cards that will be paid off with this loan are no longer active to be used.? I have made all monthly payments on time for over 5 years now. I have attempted to work with the credit card companies in reducing my rates with no success, so I am turning to Prosper to give me the opportunity to pay these credit card off. Thank you very much for your consideration in funding my loan request.

My financial situation:
I am a good candidate for this loan because my employment outlook is excellent working for an academic medical center managing the implementation of electronic medical health records.

Monthly net income: $ 4000

Monthly expenses: $?3540
??Housing: $ 1200
??Insurance: $ 120
??Car expenses: $ 570
??Utilities: $ 100
??Phone, cable, internet: $ 50
??Food, entertainment: $ 400
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 650
??Other expenses: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423475
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.28%	Starting borrower rate/APR:	31.28% / 33.68%	Starting monthly payment:	$258.93

Auction yield range:	11.18% - 30.28%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-1996	Debt/Income ratio:	34%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	11y 11m
Amount delinquent:	$0	Revolving credit balance:	$1,391	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	11%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	8	Homeownership:	No
Inquiries last 6m:	2
Screen name:	ohiogirl43	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	25 ( 100% )	700-720 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	620-640 (Aug-2008) 620-640 (Jul-2008) 600-620 (May-2008) 640-660 (Mar-2008)
Principal balance:	$2,579.65	1+ mo. late:	0 ( 0% )
Total payments billed:	25
Description
Pay off first loan here/vacation
Purpose of loan:
I will pay off the first loan I have with Prosper and then help my mom out a little and take a nice vacation, finally!

My financial situation:
I am a good candidate for this loan because? I have done a good job of paying the payments for the first loan that I have from Prosper and I am on track and it is helping to get things cleared up for me.? I need to keep things moving along and not tak any steps backwards.

Monthly net income: $ 2,300.00

Monthly expenses: $?900
??Housing: $?0
??Insurance: $?103.00
? Car payment:?$340?
?Car expenses: $0?
??Utilities: $?0
??Phone, cable, internet: $?0
??Food, entertainment: $?0
??Clothing, household expenses $0
??Credit cards and other loans: $250.00
??Other expenses: $ Prosper - 254.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423481
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.22%	Starting borrower rate/APR:	31.22% / 33.62%	Starting monthly payment:	$258.74

Auction yield range:	11.18% - 30.22%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Feb-1988	Debt/Income ratio:	4%
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	7 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	21y 10m
Amount delinquent:	$0	Revolving credit balance:	$13,687	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	10%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	thrifty-compassion	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used as "bridge" financing and to pay off down credit card debt immediately.? The cards will then be destroyed.?

My financial situation:
I am a good candidate for this loan because I have been employed?by the federal government for nearly 22 years, I receive?salary increases each year, and all of my credit is current.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423493
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$18,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	21.53%	Starting borrower rate/APR:	22.53% / 24.80%	Starting monthly payment:	$692.37

Auction yield range:	8.18% - 21.53%	Estimated loss impact:	6.71%
Lender servicing fee:	1.00%	Estimated return:	14.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jul-1993	Debt/Income ratio:	24%
Credit score:	800-820 (Sep-2009)	Current / open credit lines:	17 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	66	Length of status:	11y 11m
Amount delinquent:	$0	Revolving credit balance:	$6,944	Occupation:	Scientist
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	46%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	reflective-loyalty	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
putting new exterior
Purpose of loan:
This loan will be used to put new exterior on my house?

My financial situation:
I am a good candidate for this loan because I have good job and never was late on my payments
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423499
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,900.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	10.10%	Starting borrower rate/APR:	11.10% / 13.22%	Starting monthly payment:	$160.65

Auction yield range:	3.18% - 10.10%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	8.59%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-2000	Debt/Income ratio:	13%
Credit score:	800-820 (Sep-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	5y 3m
Amount delinquent:	$0	Revolving credit balance:	$1,245	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	2%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	iampsusjul	Borrower's state:	Pennsylvania	Borrower's group:	College Graduates Under 30
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	800-820 (Latest)
Principal borrowed:	$13,000.00	< mo. late:	0 ( 0% )	780-800 (Aug-2008)
Principal balance:	$3,874.64	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Revenue Generating Poker Table
This loan is to purchase an additional World Series of Poker Heads-up Challenge Electronic Poker Arcade Style Games. The game will be placed in location for which an agreement has already been reached. It is a popular Irish bar located downtown in a major city that does not offer poker in its casinos.

The machines are placed on a 50/50 free on loan basis w/ the location owners. My company owns and maintains the machines. We split all revenues 50/50 with the establishment owners in exchange for them letting us place them in their high traffic locations.

My financial situation:
I have already placed 4 of these machines (1 is paid off, 1 I purchased with cash from the other machine revenues, and the other two were financed with a prosper loan that is more than half paid off) they are all in similar locations and they are doing extremely well. I am also using the revenue I have saved as of now to purchase a sixth machine when I purchase this one since I have 2 contracts in place and am ready to place 2 machines.

So for the 4 machines I currently own clear on avg $300/mo per machine after taxes and insurance. The new machines are expected to earn similar revenues. I have already been approved for financing with the wholesaler I am working with but got a better rate with prosper last time so I am going to try it again.

Day Job Earnings

I have B.S. in accounting and have worked full time as an accountant since I graduated 4 years ago. My take home pay after tax, 401(k), benefits, and charitable donations (reoccurring, and automatically taken from my check) I clear $3,800/mo + an average of 10% O/T. I own a condo and my total monthly living expenses are $2500/mo. I also have $9k in liquid savings (plus plenty in a 401k) incase the machines need repairs or in case of any kind of emergency.

So I can more than cover this loan without even counting the potential revenue of the machines. I want to finance them so that I can continue to grow, conservatively. Thank you for considering my listing, feel free to contact me with any questions, and happy bidding.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423505
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Mar-2003	Debt/Income ratio:	7%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	2 / 0	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	3	Length of status:	3y 10m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	unconquerable-yield	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Turning house into a rental
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423511
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	16.74%	Starting borrower rate/APR:	17.74% / 19.95%	Starting monthly payment:	$270.17

Auction yield range:	11.18% - 16.74%	Estimated loss impact:	10.39%
Lender servicing fee:	1.00%	Estimated return:	6.35%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-2003	Debt/Income ratio:	17%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	1y 4m
Amount delinquent:	$0	Revolving credit balance:	$12,855	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	69%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	friendly-principal	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Finish off CC debt from college
Purpose of loan:
I accrued a large amount (~$20,000) of credit card debt in my 4 years of college and I would like to pay it off once and for all. In the 2 years since graduation, I have been working full time and now have it paid down to $12,000. However, with the recent credit crunch, several of my limits were cut dramatically, not to mention massive interest rate hikes (up to nearly 20% from 7%), and that caused my previously good credit score (>700) to drop into the "Fair" range, on top of the extra 100+ dollars in interest I am paying every month.

My financial situation:
I have a VERY secure, salaried job. I have never missed a payment on anything and have no negative marks on my credit history. At my current rate, it will take me between 15-24 months to pay off all my credit card debt (depending upon bonuses, pay raises, and unforeseen emergencies). I hope to consolidate my debt into a lower interest loan that will save me more than $1000 dollars, shorten the length of time I have credit card debt, and improve my credit score dramatically.

Monthly net income: $ 3,100

Monthly expenses: $
??Housing: $ 450
??Insurance: $ 75
??Car expenses: $ 50
??Utilities: $ 0
??Phone, cable, internet: $ 75
??Food, entertainment: $ 500
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 500
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423517
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 23.78%	Starting monthly payment:	$37.16

Auction yield range:	3.18% - 19.00%	Estimated loss impact:	0.64%
Lender servicing fee:	1.00%	Estimated return:	18.36%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Sep-1991	Debt/Income ratio:	1%
Credit score:	840-860 (Sep-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	9y 2m
Amount delinquent:	$0	Revolving credit balance:	$30,223	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	22%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	CollectiblesCEO	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	1 ( 100% )	840-860 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	860-880 (Feb-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	1
Description
Purchase Collectibles to Resell
Purpose of loan:
This loan will be used to purchase entire collections/collectibles from forced sellers (job loss, etc.) to resell items individually on eBay for profit.

My financial situation:
I will pay back loan with proceeds of collectibles sale OR can easily afford to repay from my salary as well.?

I started the loan rate at 20% but fully expect it to be bid down to a normal level.? Bid with confidence on this no-risk loan!

Do you belong to a prosper group??
If you are a collector and sell on eBay please join my group eBayStoreLoans today.? All members will receive FREE eBay selling tips to maximize your profit on eBay.? Let me personally help you get?inventory financing.? I will also invest in your loan and help get you the lowest rate possible.?

Also, check out www.ValueMyCollectibles.com?for more details on how to value any type of collectibles.

Thanks for bidding!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423529
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$143.60

Auction yield range:	11.18% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-1988	Debt/Income ratio:	Not calculated
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	11 / 10	Employment status:	Retired
Now delinquent:	1	Total credit lines:	30	Length of status:	8y 3m
Amount delinquent:	$40	Revolving credit balance:	$1,010	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	1%
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	0
Screen name:	historic-transaction	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Granddaughter's Wedding
Purpose of loan:
This loan will be used to help fund my granddaughter's wedding. I want to supplement the cash on hand for the wedding with a decent interest rate loan.

My financial situation:
I am a good candidate for this loan because I have stable income (pension, ssi, rental income on 2 free and clear houses) and I have not missed a payment on anything for over 50 years. I did put a house in my name for my daughter and she missed payments, but that has been out of my name for over 4 years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423535
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$253.07

Auction yield range:	11.18% - 17.00%	Estimated loss impact:	10.40%
Lender servicing fee:	1.00%	Estimated return:	6.60%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Dec-1975	Debt/Income ratio:	47%
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	18 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	21y 8m
Amount delinquent:	$0	Revolving credit balance:	$11,327	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	48%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	value-snowdome	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off Last Three Credit Cards
Purpose of loan:
This loan will be used to pay off my last three high interest credit cards.? I originally owed over $21,000 on these three cards just three years ago.? I have paid them down to only $7,000.? I would like a three year, lower interest, non-revolving loan to finish paying them off.? It would really help my budget.? These three accounts are:? Bank of America, Target, and Union Plus.

My financial situation:
I am a good candidate for this loan because I have?a secure job working at a hospital.? I have worked at the hospital for?twenty years.? I have never filed for bankruptcy.? I have never defaulted on a loan.? I am a home owner.

I have other credit cards, but they are cards with very low balances that I use very seldom and then pay off.? For example:? Kohls and J C Pennys.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423541
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-1984	Debt/Income ratio:	18%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	15 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	62	Length of status:	19y 9m
Amount delinquent:	$0	Revolving credit balance:	$2,634	Occupation:	Fireman
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	78%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	26
Screen name:	FireLieutDen	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 100% )	640-660 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	640-660 (Jul-2008) 680-700 (Oct-2007)
Principal balance:	$1,749.94	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
Paying off credit cards & tax loan
Purpose of loan????
Credit card payoff and payoff American General finance

My financial situation????
Clean credit history since 2004. Need to combine smaller bills into one payment.

Monthly net income: $
Bring home pay is right at 4,700.

Monthly expenses: $
??Housing: $ 1651
??Insurance: $ 102
??Car expenses: $?400
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 800
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423547
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 23.31%	Starting monthly payment:	$131.97

Auction yield range:	8.18% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1986	Debt/Income ratio:	22%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	7 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	3y 1m
Amount delinquent:	$0	Revolving credit balance:	$15,496	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	openness-pinnacle	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Earning my CPP & PHR
Purpose of loan:
I would like?earn my CPP and PHR.?I am attending extended education classes?at Chapman University called "Paytrain University". (sponsered by the American Payroll Association) I would also like to attend a 3 day study course?sponsered by?SHRM for Human Resources. And lastly, I want to attend a Workers Compensation Conference in San Francisco in October. All these things will enhance my current position, and increase my worth as a job candidate in the future.?

My financial situation:
I am a good candidate for this loan because I have the means to repay as quickly as necessary. Due to the current economy I have not had a pay increase in 2 years. This has stressed my budget with regards to?the courses I really want to take because?they all need to be paid for right away.
Monthly net income: $
$2930.00

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 113
??Car expenses: $ 313
??Utilities: $150
??Phone, cable, internet: $ 300
??Food, entertainment: $ 300
??Clothing, household expenses $200
??Credit cards and other loans: $ 650
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423553
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.45%	Starting borrower rate/APR:	26.45% / 28.78%	Starting monthly payment:	$607.96

Auction yield range:	11.18% - 25.45%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-1995	Debt/Income ratio:	33%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	7y 6m
Amount delinquent:	$0	Revolving credit balance:	$21,701	Occupation:	Tradesman - Mechani...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	59%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	frankrhps	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	700-720 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	700-720 (Aug-2008)
Principal balance:	$3,551.54	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Paying off all credit cards
Purpose of loan:
This loan will be used to pay off all high interest credit cards.

My financial situation:
I am a good candidate for this loan because I have a steady job and have no plans to leave. I never miss a payment on any of my bills and do not live outside my means. These credit card balances accumulated during a cross-country move 3 years ago and I can not get the balances down due to credit card companies constantly jacking up rates on everyone. I plan to pay off and cancel all the cards asap.
I should also mention that my wife works and greatly contributes to the bills as well as entertainment. Prosper does not let me include her income.

Monthly net income: $ 2700 + overtime

Monthly expenses: $
??Housing: $ 553
??Insurance: $ 85
? Utilities: $ 200
??Phone, cable, internet: $ 65
? Credit cards and other loans: $ 25000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423559
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jul-1992	Debt/Income ratio:	34%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	4y 1m
Amount delinquent:	$0	Revolving credit balance:	$7,021	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	75%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	capital-quest1	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Startup
Purpose of loan: This loan will be used to start up a new tele-services business.? The business will contract with various companies to service their calls for customer service and sales.? The?calls will normally be driven from television or radio advertising.? Our staff will service these types of calls for our clients.

My financial situation: I am a good candidate for this loan because I have more than 15-years of customer service and sales experience.?? My experience includes management, brokerage service, and I have held my series 3 license (commodities brokerage license).? The business will be located in the Midwest, where many tele-service business are located due to the "even" accent of most of the folks that live in the area, as well as as the low cost to do business such as property rental, and low cost of living.? There are several successful tele-services already in Nebraska.? This type of business has few boundaries, as we can take calls from all over the U.S. 24 hours a day, 7 days a week.

In addition, this business will help stimulate our economy as I will be hiring for positions.? I hope to have at least 10 employees within a year.

Finally, I can start this business as part-time and keep my full time job.? A large portion of the type of calls we will receive will be in the evenings and weekends, which will allow me to keep my full time job.? This will help with my cash flow, and allow me to pay the loan back on time, and hopefully ahead of schedule.

Monthly net income: $ 3100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423565
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$633.30

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	May-1993	Debt/Income ratio:	33%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	20	Length of status:	29y 3m
Amount delinquent:	$0	Revolving credit balance:	$3,005	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	96%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	deh4310br	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	680-700 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	640-660 (May-2008)
Principal balance:	$3,961.44	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
earl01
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because? I am A hard worker with study work history. I have been with on one job more than 26 years in production for A oil company offshore. My wife who will helps with expenses has been in law enforcement for 8 years. This loan will be used to pay off three creditors with very high rates and free up cash.

Monthly net income: $ 6650

Monthly expenses: $
??Housing: $ 1329
??Insurance: $
??Car expenses: $ 1479
??Utilities: $ 175
??Phone, cable, internet: $ 174
??Food, entertainment: $ 650
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 425
??Other expenses: $ 250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423571
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	28.99%	Starting borrower rate/APR:	29.99% / 32.37%	Starting monthly payment:	$84.89

Auction yield range:	11.18% - 28.99%	Estimated loss impact:	10.73%
Lender servicing fee:	1.00%	Estimated return:	18.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1998	Debt/Income ratio:	14%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	12y 1m
Amount delinquent:	$0	Revolving credit balance:	$742	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	gold-cedar	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my taxes
Purpose of loan:
This loan will be used to? pay off my taxes ???

My financial situation:
I am a good candidate for this loan because?steady good work history

Monthly net income: $3200

Monthly expenses: $
??Housing: $800
??Insurance: $
??Car expenses: $467
??Utilities: $
??Phone, cable, internet: $85
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423577
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	27.23%	Starting borrower rate/APR:	28.23% / 30.58%	Starting monthly payment:	$165.95

Auction yield range:	14.18% - 27.23%	Estimated loss impact:	15.24%
Lender servicing fee:	1.00%	Estimated return:	11.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-1995	Debt/Income ratio:	89%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	2y 7m
Amount delinquent:	$0	Revolving credit balance:	$30,948	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	auction-fox5	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING FOR COLLEG
Purpose of loan:
This loan will be used to? PAY FOR SON'S PRE-PAYMENT FOR FLIGHT SCHOOL AT SPARTAN COLLEGE OF ARONAUTICS

My financial situation:
I am a good candidate for this loan because?
I ALWAYS PAY MY BILLS ON TIME AND IN FULL.
Monthly net income: $
2,400
Monthly expenses: $
??Housing: $ 0
??Insurance: $ 225.00
??Car expenses: $ 530.00
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 300.00
??Clothing, household expenses $ 0
??Credit cards and other loans: $300.00
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423583
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,969.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$315.25

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Aug-1999	Debt/Income ratio:	52%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	15 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	1y 11m
Amount delinquent:	$0	Revolving credit balance:	$4,760	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	54%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	7	Homeownership:	No
Inquiries last 6m:	6
Screen name:	madhooper5	Borrower's state:	Ohio	Borrower's group:	1st and BEST for Loans
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	9 ( 100% )	620-640 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	0 ( 0% )	620-640 (Jul-2009) 620-640 (Feb-2008) 600-620 (Dec-2007) 600-620 (Nov-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	9
Description
Credit Cards are the DEVIL!!!!!!!!!
Purpose of loan:
Get rid of credit card bills!!!!!

My financial situation:
I have a great job managing a? hotel?and want to get out of CC debt. Made some dumb mistakes when I was younger ie.. semster of college on a credit card & knee surgery on a CC, ran in to some idenity theft hence the inquiries and late payments, working to get that off my credit, and now I just want it all to go away. Once I get out of my debt I can help other get out of theirs!!!!!!! This is my second listing the first i paid off a year a head of time help me so i can help others!!!

Please!!!!!!!

Thanks!!!

Steve

Monthly net income: $2200
Monthly expenses: $?around?1800
??Housing: $?1200
??Insurance: $ 48
??Car expenses: $?50 - gas
??Utilities: $?32
??Phone, cable, internet: $ 80
??Food, entertainment: $ 80
??Clothing, household expenses $?0
??Credit cards and other loans: $?425?
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423617
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$198.84

Auction yield range:	11.18% - 17.00%	Estimated loss impact:	10.40%
Lender servicing fee:	1.00%	Estimated return:	6.60%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1992	Debt/Income ratio:	47%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	49	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$7,911	Occupation:	Analyst
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	70%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	0
Screen name:	lasm1989	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	5 ( 100% )	640-660 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	620-640 (Oct-2008) 640-660 (Apr-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	5
Description
Paying off credit cards
Purpose of loan:
This loan will be used to? Pay off credit cards Capital One, Chase and Credit One Bank

My financial situation:
I am a good candidate for this loan because? I am a previous prosper customer who repaid a loan in full last year. I am trustworthy person and responsible when it comes to paying my debt on time. I will use this loan to pay off three major cards.?I have other income but can't disclose because of policy but if you check my repayment history with prosper and my current credit report you will see that I am not late on anything and thats why I am a good candidate. Thank you
Monthly net income: $ 1,623.00

Monthly expenses: $
??Housing: $ 223.00
??Insurance: $ 76.00
??Car expenses: $ 225.00
??Utilities: $ pay half-100.00
??Phone, cable, internet: $ 90.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $?60.00
??Credit cards and other loans: $ 425.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423623
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	27.21%	Starting borrower rate/APR:	28.21% / 30.56%	Starting monthly payment:	$373.29

Auction yield range:	17.18% - 27.21%	Estimated loss impact:	26.58%
Lender servicing fee:	1.00%	Estimated return:	0.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Mar-1986	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	7 / 7	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	15	Length of status:	2y 8m
Amount delinquent:	$0	Revolving credit balance:	$14,114	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Heartwood	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	680-700 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	680-700 (May-2008)
Principal balance:	$3,971.74	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
A little boost: expand my small biz
Purpose of loan:
This loan will be used to? invest in much needed infrastructure for my home delivery service such as walk-in coolers and repairs to my delivery van. I also need build up my product line. My delivery service features organic milk in returnable glass bottles and other products from local organic and sustainable small farms. I especially want to add organic produce but I need a little more cash so I can pay the farmers in advance.

My financial situation:
I am a good candidate for this loan because?? My new business is doing great. With a little financial boost I will double my customers.

Monthly net income: $ 3200

Monthly expenses: $
??Housing: $ 500
??Insurance: $ 80
??Car expenses: $ 750
??Utilities: $ 50
??Phone, cable, internet: $ 50
??Food, entertainment: $ 200
??Clothing, household expenses $ 200
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423653
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Apr-1985	Debt/Income ratio:	Not calculated
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	14 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	50	Length of status:	1y 6m
Amount delinquent:	$0	Revolving credit balance:	$6,175	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	86%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	trush22	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	23 ( 96% )	620-640 (Latest)
Principal borrowed:	$6,001.00	< mo. late:	1 ( 4% )	640-660 (Aug-2007) 580-600 (May-2007)
Principal balance:	$2,445.30	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
Payoff High Interest Cards
Purpose of my Second Prosper loan:
The purpose of the loan is to payoff my high interest credit cards (apx $2,000) and to?increase my credit score.

My financial situation:
My husband and I are employed full time and have not missed any payments on our current debts.

Monthly?NET income:? apx $4,000.00 (myself and my husband) Monthly expenses:

Housing: $ 600.00
Insurance: $240.00 - cars
Existing Prosper Loan:? $227.00
Car payments/RV: $1,000
Utilities: $150.00
Phone, cable, internet: $ 210.00
Food, entertainment: $550.00
Clothing, household expenses $50.00
Credit cards/Prosper Loan: $500.00
Other expenses: $250.00 (gas, etc.)

Total Expenses: $3,777

The excess income (approximately $223) will be used to pay back the loan.

Thank you for considering funding my request!.Monthly expenses:

Housing: $ 600.00
Insurance: $240.00 - cars
Existing Prosper Loan:? $227.00
Car payments/RV: $1,000
Utilities: $150.00
Phone, cable, internet: $ 210.00
Food, entertainment: $550.00
Clothing, household expenses $50.00
Credit cards/Prosper Loan: $500.00
Other expenses: $250.00 (gas, etc.)

Total Expenses: $3,777

The excess income (approximately $223) will be used to pay back the loan.

Thank you for considering funding my request!.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423665
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-1994	Debt/Income ratio:	19%
Credit score:	600-620 (Sep-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	16	Total credit lines:	51	Length of status:	6y 4m
Amount delinquent:	$4,783	Revolving credit balance:	$0	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	78	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	jojob8	Borrower's state:	Arkansas	Borrower's group:	Worldpower Investments
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	600-620 (Latest)
Principal borrowed:	$1,100.00	< mo. late:	0 ( 0% )	520-540 (Jun-2008) 520-540 (May-2008)
Principal balance:	$801.13	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Grad school & Transmission repairs

Purpose of loan:
I recently graduated and I am need of some help with grad school tuition. I am taking the Grad certificate program at the University of Arkansas at Little Rock. I have just been attacked with a lot of circumstances. I am in need of tuition help, my dog had to have emergency surgery last week for an pyomentra, that's an inflammation of the uterus, my husband has recently expressed that he is unhappy and wanting a separation, and to top it all off my transmission is acting up, bad, the technician stated that it is either a speed sensor or a solenoid that needs to be replaced. I am trying to get it fixed before my transmission actually goes out. I am also wanting to pay off my existing prosper loan (which I have never been late on paying). I know that everyone is going through tough times now, and so I pray that I can show you that I am worthy of this loan and will repay every penny. Thank you for your consideration and God bless you.

Monthly net income: $ 1400 + 1600 (Husband's income) = $3,000
Monthly expenses:?$
Housing: $ 430.00
Insurance: $ Automatically deducted from pay check
Car expenses: $ 150.00 (gas; 30 minute commute to work/day)
Utilities: $ 200.00
Phone, cable, internet: $ 55.00
Food, entertainment: $ 150.00
Clothing, household expenses $ 100.00
Credit cards and other loans: $ 707.08 chapter 13 payments(payroll deducted)
Other expenses: $ 140.00 tithes church & $49.76 current prosper loan payment
Total Expenses: $1981.84
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423677
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1997	Debt/Income ratio:	Not calculated
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	29	Length of status:	9y 1m
Amount delinquent:	$100	Revolving credit balance:	$20,052	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	32%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	HospitalityInvestments	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Downsizing to get ahead.
undefinedundefinedundefined Purpose of loan:
This loan will be used to? To pay all of my bills this month and allow me to have security deposit, pet deposit and first months rent for moving into a cheaper home.

My financial situation:
I am a good candidate for this loan because?I pay my bills on time I have never been late on my mortgage. I am in good standing with my creditors I have had the same job for the last nine years. Due to a divorce and a splitting up of my company I am moving the house I have lived in for the last 5 years I can no longer stay in due to conflicts with my ex-wife. I have found a new place to live that will result in me saving thousands each year.I am happy to answer any questions about my situation.Thank you in advance??
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423689
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,250.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$237.49

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Apr-1979	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	8 / 6	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	25	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$1,937	Occupation:	Investor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	vigorous-worth	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Additional capital for start-up bus
Purpose of loan:
We are asking for a loan to add to our personal funds to capitalize a start-up investment company.

My financial situation:
I?financially support myself though?some investments?I have made throughout my lifetime.?

Monthly net income: $ 3500

Monthly expenses: $
??Housing: $ 0.00, the house?was?paid in full.
??Insurance: $?100
??Car expenses: $ 200
??Utilities: $ 200
??Phone, cable, internet: $ 85
??Food, entertainment: $ 200
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 150
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423707
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$318.08

Auction yield range:	17.18% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Feb-1976	Debt/Income ratio:	31%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	12 / 11	Employment status:	Retired
Now delinquent:	1	Total credit lines:	34	Length of status:	4y 8m
Amount delinquent:	$5,599	Revolving credit balance:	$5,277	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	31%
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	wellingtons	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	760-780 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	760-780 (Apr-2009) 780-800 (Jun-2008)
Principal balance:	$3,425.21	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Pay off Auto Loan
Purpose of loan:
This loan will be used to liquidate a high rate?auto loan.??Liquidating the current auto? loan for a lower rate,?will make my payments more affordable, manageable?and convenient. In addition, it will be more?cost effective.

My financial situation:
I am a good candidate for this loan because?I have a?guaranteed income. In addition,?I Own and Manage an Online?Store?plus?Telephone and ?Catalog?sales?of?almost 4,000 items from Around the World. Current Minimum Annual sales approximately $10,000 -$20,000. Currently, all of my monthly obligations are current and paid timely; none is in arrears. My credit score?will attest to that.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423713
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-1983	Debt/Income ratio:	18%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	16 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	3y 3m
Amount delinquent:	$0	Revolving credit balance:	$2,940	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	62%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	777moverandshaker	Borrower's state:	Maryland	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 100% )	700-720 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	720-740 (Jul-2009) 640-660 (Sep-2008)
Principal balance:	$5,712.98	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
Rehab Mortgage-Free Property
Purpose of loan:
This loan will be used to?update kitchen cabinetry,?bathroom fixtures and paint for a 3-story, 2000 sq.ft., 5BR/2.5BA brick rowhouse in Reservoir?Hill.? I have been funding the renovations out-of pocket thus far. The project is 90% complete.?

My financial situation:
I am a good candidate for this loan because I pay all of my bills on time every month, including my current Prosper loan.? My payments are automatically debited from my checking account. I have a 720 credit score and have been a homeowner for 39 years.? I'm not sure?why I received the HR rating from Prosper, considering my excellent payment history. I only had a 660 credit score when I got my first Prosper loan.? Strange, but maybe it is the economy.

I inherited this property from my aunt who passed away. I own it free and clear (no mortgage or liens) and it has an appraised ARV of $125,000.??There is more than enough equity in the property to cover the loan amount.? My daughter?has been rehabbing properties for 16 years and?is managing the project. We can get a great deal on the kitchen cabinetry through my daughter's industry contacts. My bank has approved me for a $50,000 line of credit once the renovations are complete.? They will not finalize the line of credit until the rehab is complete because we have already removed the old cabinetry and bathroom fixtures.? ?The line of credit will allow me to pay off both Prosper loans. We just need to get to the finish line.

Monthly net income: $ 5850
Monthly expenses: $ 3200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423737
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	May-1998	Debt/Income ratio:	39%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	9 / 6	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	29	Length of status:	2y 0m
Amount delinquent:	$624	Revolving credit balance:	$1,492	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	72%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	10	Homeownership:	No
Inquiries last 6m:	0
Screen name:	anth272	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	620-640 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	620-640 (Aug-2008)
Principal balance:	$1,552.95	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Starting a business. 2nd prosper
Purpose of loan:
$1500 of loan will go towards paying off my other Prosper loan.? The other portion will be used to fund a side business to help solidify my income even more.? I will be purchasing antiques and other collectibles through public auctions, garage sales and reselling at a weekly auction owned by my brother in law.? I need about $1500 to start purchasing to get this under way.?

My financial situation:
I have a very good job as an account manager and am able to easily pay this loan back.? I have another loan with Prosper, which i will pay off with this loan.? I have never paid a day late on my previous loan with prosper.? My credit score is 634, which would be higher if not for a deliquent account that i have now paid back.? If you have questions about this, please ask.

Monthly net income: $ 1970

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423749
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$429.74

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1999	Debt/Income ratio:	Not calculated
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	9y 8m
Amount delinquent:	$0	Revolving credit balance:	$15,983	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	2000SiVTEC	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business use
Purpose of loan:
This loan will be used to fund the purchase of a used 2007 skid steer loader. It is too good of a deal for me to pass up, another company needs to get rid of it as soon as possible

My financial situation:
I am a good candidate for this loan because I pay my bills on time, I always make sure everyone else is paid before myself. I have maintained a good credit score and I will not let a $9,000 loan destroy that for me.

Monthly net income: $5500

Monthly expenses:
??Housing: $1200
??Insurance: $90
??Car expenses: $300
??Utilities: $100
??Phone, cable, internet: $100
??Food, entertainment: $200
??Clothing, household expenses $150
??Credit cards and other loans: $250
??Other expenses: $125
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423276
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,308.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.70%	Starting borrower rate/APR:	10.70% / 12.82%	Starting monthly payment:	$75.23

Auction yield range:	4.18% - 9.70%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1995	Debt/Income ratio:	6%
Credit score:	780-800 (Aug-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	26	Length of status:	0y 2m
Amount delinquent:	$1,100	Revolving credit balance:	$9,145	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	10%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	mk408	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	22 ( 100% )	780-800 (Latest)
Principal borrowed:	$8,989.00	< mo. late:	0 ( 0% )	780-800 (Jul-2009) 800-820 (Apr-2008) 800-820 (Sep-2007)
Principal balance:	$2,320.93	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
Blending
I have a loan to a friend I'd like to take the cash out of, and mostly to test out the new borrowing interface.

My financial situation:
I have an excellent credit rating, and with good reason. I know how to be frugal, and I am diligent in my personal accounting and payments. I pay my credit cards in full. I have a substantial savings, in liquid accounts, retirement accounts, automobiles, and my primary residence.

DQs are bogus, which I'm contesting. (1 is a county trying to extort money with a red light camera. The other is Verizon, who can't do, let alone provide, proper accounting to save their lives.)

Monthly net income: $ 8050

Monthly expenses: $ 6430
??Housing (mortgage, prop tax, less deductible portion): $ 3100
??Insurance: $ 550
??Car expenses: $ 1100
??Utilities: $ 100
??Phone, cable, internet: $ 175
??Food, entertainment: $ 690
??Clothing, household expenses $ 180
??Credit cards and other loans: $ 160
??Other expenses: $ 275
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423282
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$271.82

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jun-1999	Debt/Income ratio:	12%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	9y 3m
Amount delinquent:	$0	Revolving credit balance:	$2,234	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	111%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	5	Homeownership:	No
Inquiries last 6m:	3
Screen name:	resolute-credit2	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
all debts/doc bills/personal
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423294
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.75%	Starting borrower rate/APR:	18.75% / 20.97%	Starting monthly payment:	$164.38

Auction yield range:	17.18% - 17.75%	Estimated loss impact:	35.48%
Lender servicing fee:	1.00%	Estimated return:	-17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	May-1997	Debt/Income ratio:	27%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	33	Length of status:	2y 1m
Amount delinquent:	$5,702	Revolving credit balance:	$799	Occupation:	Teacher
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	88%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	hwood123	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 92% )	640-660 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	1 ( 8% )	580-600 (Aug-2008) 560-580 (Jul-2008)
Principal balance:	$2,333.57	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
EDUCATION/2nd Loan
Purpose of loan:
This loan will be used to?continue my education at?Cal State University San Bernardino?in September. As well as for minor car repairs and to repair my garage at my home.?

My financial situation:
I am a good candidate for this loan because I am a responsible husband, father and teacher.?It?has been my dream to earn my Doctorate degree for quite a few years now and I was accepted into the program, so this is my only chance.Please help me fulfill that dream so I can continue to help numerous students. I? know I can make a difference in childrens' lives and this degree will help me to fulfill that dream. In addition, I have a small loan with Prosper and have made all of the payments on time. Thanks for reading and Thank You for your help.??

Monthly net income: $ 4200

Monthly expenses: $
??Housing: $ 1824
??Insurance: $ 100
??Car expenses: $
??Utilities: $ 70
??Phone, cable, internet: $ 200
??Food, entertainment: $ 200
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423312
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 22.76%	Starting monthly payment:	$36.66

Auction yield range:	17.18% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-1994	Debt/Income ratio:	12%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	40	Length of status:	25y 3m
Amount delinquent:	$14,129	Revolving credit balance:	$1,562	Occupation:	Fireman
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	17	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	crazyray1	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	36 ( 100% )	680-700 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	600-620 (Jul-2008) 600-620 (Jan-2008) 620-640 (Dec-2007) 620-640 (Jun-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
Shop Building
Purpose of loan:
This loan will be used to? pay for a share of constructing a? work shop.

My financial situation:
I am a good candidate for this loan because? I have decreased my debt load and am able to more easily work off-duty from the fire department as I am no longer having to attend to the needs of a medical hardship with my deceased mother.

Monthly net income: $ 4200

Monthly expenses: $
??Housing: $ 535
??Insurance: $ 200
??Car expenses: $ 425
??Utilities: $ 255
??Phone, cable, internet: $ 89
??Food, entertainment: $ 750
??Clothing, household expenses $
??Credit cards and other loans: $ 200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423318
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Oct-1986	Debt/Income ratio:	41%
Credit score:	600-620 (Sep-2009)	Current / open credit lines:	18 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	55	Length of status:	24y 10m
Amount delinquent:	$0	Revolving credit balance:	$7,862	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	98%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	8
Screen name:	rdnck84404	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	23 ( 100% )	600-620 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	620-640 (Jul-2009) 620-640 (Oct-2008) 560-580 (Sep-2007) 560-580 (Aug-2007)
Principal balance:	$932.40	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
Windows need upgrade
Purpose of loan: Need to replace the windows in my house. They are old and?not very energy effecient and badly in need of upgrade.
I will pay back my current prosper loan and use the rest of the money to have 9?windows replaced.

My financial situation:
I am a good candidate for this loan because: I currently have a prosper loanand have paid on it for almost 2 years now??I always pay my bills no matter what. Replacing the windows will save alot of money in heating and cooling costs. Not to mention the rebates and government tax credits for doing so. Thank you for your attention.

Monthly net income: $ My net is $5600.00 my wifes is $ 1800.00

Monthly expenses: $
??Housing: $ 1399.00
??Insurance: $ 121.00
??Car expenses: $ 800.00
??Utilities: $ 120.00
??Phone, cable, internet: $ 65.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 800.00

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423324
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,400.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$153.80

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1986	Debt/Income ratio:	33%
Credit score:	600-620 (Sep-2009)	Current / open credit lines:	16 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$18,204	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	89%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	5
Screen name:	shotgun82	Borrower's state:	California	Borrower's group:	Veteran Financial
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	43 ( 100% )	600-620 (Latest)
Principal borrowed:	$7,400.00	< mo. late:	0 ( 0% )	600-620 (Jul-2008) 600-620 (Jun-2008) 580-600 (Dec-2007) 600-620 (Dec-2006)
Principal balance:	$2,776.17	1+ mo. late:	0 ( 0% )
Total payments billed:	43
Description
High Interest Personal Loans
Seeking funds to pay off high interest personal loans(CashCall $3387@69%). I currently have money loaned out to others through Prosper, so I fully understand the risks and rewards of this site.?Of the money I've loaned out, there is one default. So, rest assured I would never miss a payment. I'm a proud twenty year veteran retired from the U.S. Air Force and gainfully employed in the same line of work for forty plus years.?The CashCall Loan was used to?for housing for my daughter while she was in Grad School, she has graduated and is gainfully employed. Now I just wish to lower the interest rate in the CashCall loan.

Monthly Expenses:
Rent:????????????????????????????????????????? $2275
Auto Loan?????????????????????????????????????? 460
Auto Ins??????????????????????????????????????????paid
Phone???????????????????????????????????????????? ?98
Utilities?????????????????????????????????????????? 238
Groceries??????????????????????????????????????? 375
Credit cards???????????????????????????????????? 240
Taxe\Medical\Dental with held? pay???687?
Total deductions:???????????????????????? $4373
Income???????????? :?????????????????????????? 6419
Left Over?????????????????????????????????????$2046

Thanks in advance for considering my request.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423330
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1984	Debt/Income ratio:	37%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	57	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Professional
Public records last 12m / 10y:	1/ 2	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	emilydan	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	660-680 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	680-700 (Aug-2008)
Principal balance:	$2,877.35	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Help with unexpected medical bills
Purpose of loan:
This loan will be used to help with unexpected medical bills?

My financial situation:
I am a good candidate for this loan because? I pay my bills on time and this is my second Prosper loan?with no?late payments.? In early 2007 I was layed off of my job of 24 years. This was devasting.? Because of the lost of almost a?six figure income, and the mounting bills, my spouse and I made the difficult decision to file bankruptcy. I never thought I would ever have to do this.? But since that time I found full time employment in 2008.? I recently had knee surgery and two weeks later broke my leg.? I was out of work with no paid time off.? I have returned to work but need some help with the medical bills from this. I am an honest, hardworking individual who just needs some help.? Thanks so much for considering me.

Monthly net income: $ 5000

Monthly expenses: $
??Housing: $ 1100
??Insurance: $ 450
??Car expenses: $ 1000
??Utilities: $ 175
??Phone, cable, internet: $ 100
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 0
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423336
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.32%	Starting borrower rate/APR:	32.32% / 34.73%	Starting monthly payment:	$437.32

Auction yield range:	11.18% - 31.32%	Estimated loss impact:	10.79%
Lender servicing fee:	1.00%	Estimated return:	20.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	May-1977	Debt/Income ratio:	33%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	24 / 19	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	68	Length of status:	7y 1m
Amount delinquent:	$0	Revolving credit balance:	$67,155	Occupation:	Pharmacist
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	78%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	maryse	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	680-700 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	640-660 (May-2008) 640-660 (Mar-2008)
Principal balance:	$5,310.39	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
new product advertising
Purpose of loan:
Since my last loan, I have developed another personal hygiene product" INTIMATE CLEANSING MOUSSE to be used daily and stay fresh all day. It removes odor and protects the genital area against bacteria & fungi. The douche is for women to be used anytime but especially before intimate relation. Both products are on the market and are?selling slowly. I need more funds for blasting advertisings that can generate more and faster revenues. My next product on line is a cleansing Wash made especially for men(athletes, construction workers etc..)It is time to think of men personal and intimate cleansing needs. This is IT. Please help me bring this product out. I plan to reach the women channel "Life Television Network" as the first advertising outlet for that special Wash. It will be a blast!!!

My financial situation:
I am a good candidate for this loan because although I have extensive credit, I pay all my bills on time. I am grateful to have received so much credit . I am committed to keep my payment record fautless. I am a pharmacist. I am also an energetic woman entrepreneur. I have created and patented my own douche dispenser (cannula?& bottle).?I can always work extra shifts to meet my monthly expenses if I need to. I thank you in advance for trusting me with your kindness? My commitment is the same. I will continue making my payment on time. Thanks for the offer and continous trust & support

Monthly net income: $ 9,796

Monthly expenses: $ 6,619
??Housing: $ 3000
??Insurance: $ included in mortgage
??Car expenses: $ 800
??Utilities: $ 90
??Phone, cable, internet: $120
??Food, entertainment: $ 500
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 2553
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423342
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1989	Debt/Income ratio:	23%
Credit score:	600-620 (Sep-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	24	Length of status:	3y 3m
Amount delinquent:	$4,905	Revolving credit balance:	$2,930	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	77%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	14	Homeownership:	No
Inquiries last 6m:	2
Screen name:	spokanemom	Borrower's state:	Washington	Borrower's group:	FUTURE FINANCIAL FREEDOM 1
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	23 ( 100% )	600-620 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	620-640 (Jul-2009) 600-620 (Oct-2008) 620-640 (Sep-2007)
Principal balance:	$1,348.05	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
Not High Rish I Need to Fix my Van
Purpose of loan:I am a single Mom with 2 boys. I have a great job and it is very stable. I?have received two raises since I started?3 years ago. I need to get my van fixed. It needs a hub replaced and new brakes. The warranty on the hub just ran out. So I have to pay for it out of pocket.

I?currently have a prosper loan and have made all my payments on time.?I hope I have shown that I would be a great candidate for this loan.?I would rather pay my interest to people who are willing to help others than to a bank.?I have been through a?lot and my credit has been through the ringer. Prior to my husband and I splitting up in 2001 my credit was fantastic. I would like to rebuild and get back to that point.?Because?Washington is a?community property state I show his debt and mine. He is currently paying the debt that is delinquent through a garnishment.My financial situation:I truly want to change my situation.?I am current on my car payments, credit card payments and prosper payments. I really need to?get?my car fixed so I can get my kids around safely.?

Monthly net income: $?2200 (work) $900 (child support)
Monthly expenses: $???
Housing: $?450??
Insurance: $ 110??
Car expenses: $ 560??
Utilities: $ 100??
Phone, cable, internet: $ 100??
Food, entertainment: $ 400??
Clothing, household expenses $ 150??
Credit cards and other loans: $?325??
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423354
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$543.64

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1983	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	19 / 16	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	72	Length of status:	26y 8m
Amount delinquent:	$0	Revolving credit balance:	$110,094	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	79%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	9
Screen name:	bold-nickel-scrutinzer	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Inventory - Proven ROI
Purpose of loan:
I would like a loan to?pay down the credit cards I used last year?to purchase inventory?for continued sales growth in my business. My inventory generally turns a 40% ROI and I have plenty of room for growth.? The credit crunch has raised the interest rates on my credit cards that I used to purchase inventory on last year so this year I am looking for another alternative.?

My financial situation:
I have been in business since 1983 and generally?purchase new inventory at the end of every year as that is when manufacturers typically have their best deals for what we buy.? Last year I had to make a good size purchase, as I had skipped the year before, to stay competitive in my market. ?The banks simply would not lend the money.? I have and will always pay every dollar that I ever borrow, otherwise I wouldn't have been in business this long.? I know that Propser has rated me as HR but that is simply for the amount of outstanding debt I have.? My business made it through the hard times and sales growth have began a steady upward climb once again.? I guarantee you will be paid.?

Personal/Indiviudal Numbers
Monthly net income: $ 6,250

Monthly expenses: $
??Housing: $?1800
??Insurance: $ paid by company
??Car expenses: $ paid by company
??Utilities: $ 350
??Phone, cable, internet: $ paid by company
??Food, entertainment: $?400
??Clothing, household expenses $ 400
??Credit cards and other loans: $?100,000
??Other expenses: $ 0

Company Revenue 2008: $1,300,000

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423390
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 23.31%	Starting monthly payment:	$113.12

Auction yield range:	8.18% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1995	Debt/Income ratio:	24%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$11,541	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	generous-p2p9	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for vehicle repairs
Purpose of loan:
This loan will be used to help pay for an engine?that was purchased and installed in my 1997 Lexus LX450. The engine has been completely installed and the vehicle is running great. I do have the title to this vehicle and I am willing to put this title up as collateral for this loan. This vehicle is in excellent condition.

My financial situation:
I am a good candidate for this loan because I have never had a late payment on any loan. I keep balances on all of my credit accounts and I know how to manage these accounts so that I never make a late payment. I?have experience in managing?all aspects of a business from maintaining employees and inventory to maintaining the financial accounts for the businesses.?I also maintained a 3.2 grade point average or higher in my secondary?education. I feel that these personal experiences prove that I am a mature and responsible person and yet proves me to be a good candidate for this loan.

Monthly net income: $ 2400

Monthly expenses: $ 1181
??Housing: $ 345
??Insurance: $ 30
??Car expenses: $120
??Utilities: $ 67.50
??Phone, cable, internet: $ 63.50
??Food, entertainment: $ 100
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 455
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423396
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	May-1997	Debt/Income ratio:	Not calculated
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	16 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	20y 5m
Amount delinquent:	$0	Revolving credit balance:	$37,369	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	68%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	las4859	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Wireless Internet Service Co.
Purpose of loan:
This loan will be used to?Fund equipment costs for access point equipment?(used on tower) and subscriber equipment to allow Low-cost Internet access.?

My financial situation:
I am a good candidate for this loan because? I am a dependable person who ALWAYS pays their bills on time and I believe this will be a winning enterprise.This Company has great potential for exponential profits within the first 2 years. Also, I work full time and I am not leaving my day job until the Company is Profitable.My husband's income? of $70,000.00 covers all our household costs and more.

Monthly net income: $ $2000-$2100

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 0??
Car expenses: $200 for gas
??Utilities: $0
??Phone, cable, internet: $52.00
??Food, entertainment: $?200 per month-we live in the country and rarely go out????
??Clothing, household expenses $100.00 (maybe in a good month) I am not a clothes hound and am not interested in changing my wardrobe when styles change.
??Credit cards and other loans: $ 500.00 currently-my costs are high as my son is listed on 2 of my accounts and used them for home renovation.
??Other expenses: $200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423418
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	May-1988	Debt/Income ratio:	23%
Credit score:	600-620 (Sep-2009)	Current / open credit lines:	21 / 17	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	45	Length of status:	7y 9m
Amount delinquent:	$143	Revolving credit balance:	$16,241	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	71%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	MV55	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 95% )	600-620 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	1 ( 5% )	580-600 (Oct-2007)
Principal balance:	$2,487.66	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
Paying off high interest loan!
Purpose of loan:
This loan will be used to? pay off a high interest rate loan

My financial situation:
I am a good candidate for this loan because? I have a stable/secure job.

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423436
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1999	Debt/Income ratio:	4%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	4y 11m
Amount delinquent:	$0	Revolving credit balance:	$162	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	19%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	4
Screen name:	peace-saga	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My baby Needs a New Engine
Purpose of loan:
First off I'd like to thank everyone who had faith in me and put up bids on my first loan attempt. This loan will be put towards rebuilding the engine on my Nissan. The total cost will be 3500 for all parts and labor.? I have 2000 cash right now, and since this car is my daily commuter car I need to have the full amount all at once so I can get the work done instead of slowly saving up for it. I'm riding my bike to work for now, but soon the weather will not be so forgiving. 1500 dollars would put me at the target amount and have her back on the road!

My financial situation:
I have roughly 250 dollars in credit debt, and no outstanding loans or delinquent accounts. My job is very stable and I am nearing 5 years of tenure. In regards to payment of this loan, I plan to have this paid off within one year's time. That would put my payments at about 160 a month at the going interest rate, which is easily manageable based on my income. I am open to any and all questions so please feel free to ask.

Monthly net income: $ 2100

Monthly expenses: $ 1475
? Rent: $ 500
? Car Insurance: $ 45
? Gas: $ 60
??Utilities: $ 50
??Phone, cable, internet: $ 110
??Food: $ 350
? Credit cards: $ 50
? Gym: $ 50
? Bowling, Movies, Fun: $260

Thanks for looking!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423442
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$169.54

Auction yield range:	17.18% - 20.00%	Estimated loss impact:	20.13%
Lender servicing fee:	1.00%	Estimated return:	-0.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-1984	Debt/Income ratio:	20%
Credit score:	600-620 (Aug-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	9y 11m
Amount delinquent:	$0	Revolving credit balance:	$8,258	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	97%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	13	Homeownership:	No
Inquiries last 6m:	1
Screen name:	Fehu	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	600-620 (Latest)
Principal borrowed:	$1,800.00	< mo. late:	0 ( 0% )	600-620 (Jul-2009) 540-560 (Jun-2008) 520-540 (Dec-2007)
Principal balance:	$1,271.67	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Illuminated Sign for O2 Day Spa
No lates or delinquencies listed are ex's not mine and over 5 yrs old.

Purpose of loan:
These funds will be used for an? illuminated sign for the front of my business.

The importance of the illuminated sign on the front of the building: Our strip mall sits off the roadway and the city does not allow signage at the road. Therefore it is imperative to have a large neon or illuminated sign on the building so it is visible from the two major roads that go by the Spa. Many that have heard of us can not find us. This is a huge market we are missing. In this economy well placed and visible signage gives one the edge to succeed. I am confident with this new added signage business will sky rocket!

* I am proud to say I have 5 part time employees. I have created jobs!* $100,000 in equipment and furnishings with no debt (accept the lease and m/product)* My motto: ?Respect for self; Respect for others; and Responsibility for all your actions."

My financial situation: I am a good candidate for this loan because??I am a responsible business woman with 30 yrs. of?successful business experience.?I have a great job I have been at for 9 years?with a good income. I pay my bills on time. My Credit scores are going up. No late payments on any of my bills.

Monthly net income: $ 3,166
Monthly expenses:???
Housing: $?850
Insurance: $ 100?
Car expenses: $?300??
Utilities: $ 400?
Phone, cable, internet: $ 150?
Food, entertainment: $ 400?
Clothing, household expenses $?60?
Credit cards and other loans: $ 300
Other expenses: $?0

Update to lenders: I have never been late or missed any payments on any debt since the last loan. My points are up over 40 points and my Day Spa is up and running. I have over 100 new clients and growing daily. I have kept my loan and paid my lenders interest for over 1 yr as promised.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423448
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	May-1988	Debt/Income ratio:	21%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	57	Length of status:	1y 4m
Amount delinquent:	$4,024	Revolving credit balance:	$5,204	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	95%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	amo713	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	660-680 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	660-680 (Aug-2008)
Principal balance:	$2,619.76	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Perfect History on 1st Prosper Loan
I have had a loan with Prosper for approximately One Year, with no payment issues.

Purpose of Loan: In the last four months, I have had to replace my air conditioner, furnace, washer and dryer...Murphy's Law -- they all crashed at once. I plan on using the loan to pay for these repairs and to pay off other credit card debt.

Summary: I am gainfully employed with a steady paycheck, but was not prepared for these major expenses. I would like to avoid messing up my credit rating any further as I procure the funds necessary to pay for the replacement of these appliances.

My financial situation: I am a good candidate for this loan because despite my financial issues,?I have an excellent payment record with all of my creditors. including my first loan secured with Prosper last year. I am the sole provider in my home -- purchased myself 9 years ago, and have a history of on-time payments. I make very good money, and am also on track for a 23% bonus later this year. I have a structured budget in place -- outlined below,?and my existing income allows for ease in making my?loan payments.

Explanation of DQ: I am no longer DQ due to a recently approved loan mod from my mortgager,?where in order to be approved for the modification, I needed to miss three payments,?however, I was advised that the DQ remains on the account for a few months into the new payment which is in it's second month of on-time payments.

Monthly net income: $ 4,801

Monthly expenses: $ 4,261

Housing:? $1602 (Assoc. Fee $171; $1202 1st mort.; $229 2nd mort.)
Insurance:? $104
Car expenses:? $537 ($437 payment, $100 gas)
Utilities:? $100 (Heat, Elec., Water)
Phone, cable, internet:? $124 (Cable, phone, internet)
Food, entertainment:? $200 ($40/week groceries; $40/month entertainment)
Clothing, household expenses:? $100 (primarily essentials: toiletries, cleaning supplies, etc.)
Credit cards and other loans:? $844 (Personal Loan $499; Prosper Payment $136; CC Min: 5 accounts: $209)
Other expenses:? $200 (Health co-pay; vet, gifts, etc.)
Savings:? $300 (Planning for the future)
Estimated Second Prosper Loan Payment:? $150.00?

LEFT OVER:? $540.00 (If not needed for emergency, will add to Prosper payment)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423460
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$17,800.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.90%	Starting borrower rate/APR:	18.90% / 21.12%	Starting monthly payment:	$651.58

Auction yield range:	17.18% - 17.90%	Estimated loss impact:	18.99%
Lender servicing fee:	1.00%	Estimated return:	-1.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1995	Debt/Income ratio:	29%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	22 / 21	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	54	Length of status:	3y 7m
Amount delinquent:	$0	Revolving credit balance:	$27,971	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	87%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	contract-captain	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Positioning for Future Investments
Purpose of loan:
Loan will be used to retire revolving credit that was leveraged to make renovations to a multi-family property I purchased for 65 cents on the dollar last year.? Property is relatively new (2 years old) commercial property with multiple 3br, 2ba units that continues to be 100% rented as I enter 2nd year of business.? Goal now is to position credit and allow loans to bake in for another multi-family unit purchase in Q2 of 2010.

My financial situation:
I am a seasoned real estate investor with multi-generational family experience in real estate development and investing.? Potential lenders may rest assured that I have my own "skin" heavily leveraged in this venture.? This loan as a vehicle to well-researched opportunities in the near future using economies of scale.? Paying back this loan is a crucial stepping stone in my own financial portfolio and I absolutely will not allow this loan to fail.

Monthly net income: $ 102K (72K in W-2 earnings and 30K in verifiable leases)

Monthly expenses: $
??Housing: $ 1500
??Insurance: $ 600
??Car expenses: $ 270
??Utilities: $ 110
??Phone, cable, internet: $ 25
??Food, entertainment: $ 110
??Clothing, household expenses $ 40
??Credit cards and other loans: $ 320
??Other expenses: $ 540
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423466
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$278.73

Auction yield range:	17.18% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Nov-1994	Debt/Income ratio:	34%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	6 / 7	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	14	Length of status:	19y 8m
Amount delinquent:	$1,475	Revolving credit balance:	$6,295	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	96%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	ammontyq	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	640-660 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	640-660 (Mar-2008) 660-680 (Feb-2008)
Principal balance:	$4,930.52	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
kitchen/bathroom
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because? I had a loan previously and I pay on time won't let you down

Monthly net income: $ 60.000

Monthly expenses: $
??Housing: $ 1188.00
??Insurance: $ 262.00
??Car expenses: $ gas 50.00 a week
??Utilities: $ 40.00 gas 110.00 for electric
??Phone, cable, internet: $ all together 208.00 month
??Food, entertainment: $ 100.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 339.27 current prosper loan
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423478
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-1994	Debt/Income ratio:	10%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	4	Length of status:	6y 3m
Amount delinquent:	$684	Revolving credit balance:	$0	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	vigilance-amigo	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for items assoc. with school
Purpose of loan:
This loan will be used to pay off the debts I have incurred through medical bills and to purchase some of the necessary materials for the school year.

My financial situation:
I am a good candidate for this loan because I am a full time student currently majoring in Biology and Communications with big hopes of Medical School soon.? I am also maintaining a full time job and a vast array of other jobs such as babysitting and pet sitting.? I just need a little help in order to be in a stable financial position again.? I have worked extremely hard to pay off the majority of my debts and I feel like the purchases that I need to make in order to ensure my success are always just beyond my reach.?

Monthly net income: $ 1300.00

Monthly expenses: $
??Housing: $ 499.00
??Insurance: $
??Car expenses: $ 125.00
??Utilities: $ 90.00
??Phone, cable, internet: $ 200.00
??Food, entertainment: $ 200
??Clothing, household expenses $ 125
??Credit cards and other loans: $
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423484
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	11.18% - 34.00%	Estimated loss impact:	10.87%
Lender servicing fee:	1.00%	Estimated return:	23.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-1999	Debt/Income ratio:	62%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	25 / 21	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	4y 8m
Amount delinquent:	$0	Revolving credit balance:	$27,443	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	74%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	yahoo13180	Borrower's state:	WestVirginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	640-660 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	640-660 (Jul-2009) 600-620 (May-2008)
Principal balance:	$4,690.57	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Refinancing - Bye-bye Credit Cards!
Purpose of loan:
This loan will help me to eliminate several high interest (and evil) credit cards and combine and lower my monthly payments!

My financial situation:
My yearly income is approximately $49,000. My wife is not a co-applicant, but I still believe her income is important to know since so much of our debt is intertwined: She has an income of approximately $50,000 yearly. Our monthly expenses, including a home and an auto loan, credit cards,?bills, and expenses, is approximately $5,300 with a monthly income of approximately $6,000, after taxes. I also have some savings as a cushion.

The BIG Question: Repayment!
The prominent question is "Can he repay his loan in 36 months?" The answer is "absolutely!" I have never defaulted on a debt, never filed for bankruptcy, and have an excellent payment history. My current Prosper loan is a testament to that. This loan will consolidate and refinance my cards and eliminate them! Most important to me is what my father taught me: the good old fashioned American value that a man is only as good as his honorable word and that is what I give you - my word to repay, in-full and on time. Take a chance with me and I will guarantee you a successful investment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423496
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$274.92

Auction yield range:	17.18% - 18.00%	Estimated loss impact:	26.00%
Lender servicing fee:	1.00%	Estimated return:	-8.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jul-1990	Debt/Income ratio:	111%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	29	Length of status:	19y 3m
Amount delinquent:	$1,564	Revolving credit balance:	$31,762	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	80%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	methodical-dedication	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423502
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,950.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	15.50%	Starting borrower rate/APR:	16.50% / 18.69%	Starting monthly payment:	$69.04

Auction yield range:	11.18% - 15.50%	Estimated loss impact:	10.35%
Lender servicing fee:	1.00%	Estimated return:	5.15%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	May-1995	Debt/Income ratio:	2%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	0 / 0	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	2	Length of status:	5y 3m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	justice-tiger	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	10 ( 100% )	660-680 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	660-680 (Oct-2008)
Principal balance:	$3,907.99	1+ mo. late:	0 ( 0% )
Total payments billed:	10
Description
Consolidate Credit Card Debt
Purpose of loan:
The proceeds of this loan will be used to pay off?a?our remaining family?balance cards . My existing loan was taken out Oct. 2008?and I have never missed or been late on a payment.

My financial situation:
I have always paid my current Prosper Loan on time I am looking for this loan to pay off our?remaining?family credit cards. I have worked for the same company for over 5 years and my income?is steadily increasing and?I anticipate paying this loan on time.

Monthly net income: $ 3650.00????

Monthly expenses:?
??Housing: $ 1250
??Insurance: $ 150
??Car expenses: $ 245
??Utilities: $ 150
??Phone, cable, internet: $ 100
??Food, entertainment: $?500
??Clothing, household expenses $ 100
??Credit cards and other loans: $?379
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423514
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$407.12

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jan-2003	Debt/Income ratio:	27%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	10 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	5y 4m
Amount delinquent:	$0	Revolving credit balance:	$885	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	doctorgrab	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	2 ( 100% )	620-640 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	660-680 (Aug-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	2
Description
roof and siding
Purpose of loan:
I plan to use this loan to replace the roof on my newly purchased house, i have an estimate of just under $8000 the other $1000 will be for cost overruns, paint, and the initial prosper fee. The three inquiries into my credit are from buying the house, my score has only dropped because two credit cards I never used, got canceled with the credit crunch. if you have any questions please ask.
My financial situation:
I have worked for the same mom and pop for 13 years, I am currently the General Manager and have job security and a steady paycheck. I will also be taking over the 40 year old business when the current owner retires in a few years. I will easily be able to pay back this loan, see my financial breakdown below. I am also a prosper investor with $1100 invested with an average 15% return this will be my second loan, first loan was paid in full with no late payments. Also as this is my first home I qualify for the $8000. which i will put towards fixing the siding setting me for a gain of $80,000 in equity, when the housing market improves. I also have been contemplating use the equity to purchase another house as an investment to rent from $1200-$1500 which is the average in this area
Monthly net income: $
$2150 after taxes
Monthly expenses: $
??Housing: $ 370.00-this includes taxes and insurance also my fiance pays the other half, total Mortgage payment $740.
??Insurance: $ 38-car
??Car expenses: $ 100
??Utilities: $ 120
??Phone, cable, internet: $ 45
??Food, entertainment: $ 150
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 100
??Other expenses: $
Total $ Out:$1073
This Leaves Me $1077 monthly for savings and paying back this loan
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423526
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 23.31%	Starting monthly payment:	$113.12

Auction yield range:	8.18% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1986	Debt/Income ratio:	25%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	4y 1m
Amount delinquent:	$0	Revolving credit balance:	$25,113	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	worth-bull443	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 100% )	660-680 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	640-660 (Sep-2008)
Principal balance:	$1,846.36	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
I'd rather u make money than Chase
Purpose of loan:
This loan will be used to? pay off high interest credit cards

My financial situation:
I am a good candidate for this loan because? I am an attorney and have never defaulted on any loan before

Monthly net income: $ 4,000

Monthly expenses: $
??Housing: $ 550
??Insurance: $ 100
??Car expenses: $ 200
??Utilities: $ 300
??Phone, cable, internet: $?100
??Food, entertainment: $ 300
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 900
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423532
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	5.21%	Starting borrower rate/APR:	6.21% / 8.50%	Starting monthly payment:	$45.78

Auction yield range:	3.18% - 5.21%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	May-1992	Debt/Income ratio:	35%
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	15y 11m
Amount delinquent:	$0	Revolving credit balance:	$56,535	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	goodhearted-income	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Bills
Purpose of loan:
This loan will be used to offset high interest rate

My financial situation:
I am a good candidate for this loan because I have been with my present employer for 16 years
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423544
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$79.52

Auction yield range:	17.18% - 24.00%	Estimated loss impact:	35.88%
Lender servicing fee:	1.00%	Estimated return:	-11.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	May-1994	Debt/Income ratio:	37%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	12 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	5y 1m
Amount delinquent:	$0	Revolving credit balance:	$9,548	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	101%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	7
Screen name:	Uniq007	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	24 ( 100% )	620-640 (Latest)
Principal borrowed:	$2,800.00	< mo. late:	0 ( 0% )	520-540 (Apr-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
Car Wreck has Wrecked Me-NOT HR!!!
On 8/8/2009 I was the victim of a rear-ending car accident and was forced into another vehicle, but the police witnessed it!? Lucky me, you say?? Yeah, well you'd think so!? Too bad the insurance company for the kid who hit me is taking its own sweet time!? They say they're awaiting return calls from the police department because they need statements from the two officers.? Meanwhile, it's been one month, I'm in extreme pain, and the bills are piling up.? Now, I don't know what to do.? I am now unable to work and I'm in such excruciating pain.? I was driving a Volvo stationwagon (A.K.A., a tank) and it was totaled.? The police say he was going full speed and was even on the cell phone/texting.

My lawyer would love to loan me the money to get by until the insurance company at least reimburses me for my vehicle, but according to law, she can only forward me money for court costs.

I have been assured that the process of just receiving vehicle reimbursement wouldn't take much longer, but I can no longer hold out.?

As for credit history I have never been late on a payment, nor have I missed a payment. I believe Prosper proves this information true.? I have also had a Prosper loan before, and this will also show my dependability in regards to repayment.

Please consider lending a hand.? I am sick to my stomach in not knowing what to do.? I've exhausted every other resource.

My mother just had a stroke and major surgery on her carotid artery, so I've been caring for her, as well.? Between the stress of this and not knowing how I'll pay my bills, it's all just too overwhelming.? I'm at my wit's end.

Thank you for your time...FEEL FREE TO ASK ME ANY QUESTIONS!!!

(I just withdrew and changed my Prosper loan request because I sold some things that I own and I don't need as much as I did yesterday!? Wooohoo!)

**P.S.? I know it says I'm high-risk, but I really am the furthest thing from it.? I always take care of business and have never ever missed a payment on ANY of my bills!!!!? Look at my history!? My word is very important to me.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423556
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.22%	Starting borrower rate/APR:	31.22% / 33.62%	Starting monthly payment:	$280.30

Auction yield range:	11.18% - 30.22%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Feb-1991	Debt/Income ratio:	13%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	20 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	13y 11m
Amount delinquent:	$0	Revolving credit balance:	$8,787	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	amazinglytrue	Borrower's state:	DistrictOfColumbia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	7 ( 100% )	700-720 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	700-720 (Jul-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	7
Description
paying off bills
Purpose of loan:
This loan will be used to pay off some of my bills, strengthen my credit score?and position me for a refinance of my home.? I have been blessed to be a?new home owner, with equity in my home.? I have worked very hard to get to where I am today.? My goal is to only have?a mortgage debt.? The extra money that I?save from paying off credit cards will?allow me to increase my?savings, establish an emergency fund with at least one year of mortgage payments set aside, and?to help my mother.

My financial situation:
I am a good candidate for this loan because I pay my bills on time.? I pay all of my debts back.? I am very responsible, and most importantly, I am very honest. I had a previous loan with Prosper and successfully paid it back.

Monthly net income: $ 4,995.00

Monthly expenses: $ 4,121.00
??Housing: $ 2,553
??Insurance: $ 140
?Utilities: $ 85
??Phone, cable, internet: $ 43
??Food, entertainment: $ 300
?household expenses $?200
??Credit cards and other loans: $ 900
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423562
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.20%	Starting borrower rate/APR:	10.20% / 13.77%	Starting monthly payment:	$32.36

Auction yield range:	4.18% - 9.20%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	7.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	May-2005	Debt/Income ratio:	5%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	5 / 5	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$1,537	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	8%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	hard-working-auction	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Motorcycle Upgrade
Purpose of loan:
This loan will be used to? upgrade from my current vehicle (1985 Honda Nighthawk 650) to a 1998 Honda ST1100; a little newer, more comfortable, and allow me to do some touring. The bike is valued at $3500 and I am purchasing from an elderly gentleman for 1500-1800, which is too good to pass on.
My financial situation:
I am a good candidate for this loan because?, I am a full time student working part time, so I do have some cash flow, however I will be graduating this December and am actively pursuing a Big 4 accounting career starting in January. I have a good credit score and am very frugal regarding spending, and have low current liabilities
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423568
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$82.06

Auction yield range:	11.18% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Feb-1993	Debt/Income ratio:	12%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	0y 7m
Amount delinquent:	$0	Revolving credit balance:	$1,064	Occupation:	Social Worker
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	68%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	8	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	lovelife00	Borrower's state:	Michigan	Borrower's group:	PsychDoc's Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 3	On-time:	40 ( 100% )	700-720 (Latest)
Principal borrowed:	$9,500.00	< mo. late:	0 ( 0% )	640-660 (May-2008) 660-680 (Jun-2007) 540-560 (Aug-2006) 540-560 (Jul-2006)
Principal balance:	$0.01	1+ mo. late:	0 ( 0% )
Total payments billed:	40
Description
Read This Before Funding Any Loan!
Purpose of loan:
Business Technology Classes

My financial situation:
This is my 4th loan with prosper. My repayment record is excellent. I will use this loan to help pay for classes so my husband can get his business technology degree. I can cover the loan easily just like all my other loans. If you want to make a loan to a responsible hard working person with a proven on time repayment track record, I'm your person.

Monthly net income: $ 2590

Monthly expenses: $
??Housing: $ 770
??Insurance: $ 128
??Car expenses: $ 145
??Utilities: $ 175
??Phone, cable, internet: $ 140
??Food, entertainment: $550
??Clothing, household expenses $125
??Credit cards and other loans: $310
? Monthly Net: $247
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423574
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-1990	Debt/Income ratio:	35%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	20y 4m
Amount delinquent:	$0	Revolving credit balance:	$33,220	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	cinnamon_bear	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	640-660 (Latest)
Principal borrowed:	$3,250.00	< mo. late:	0 ( 0% )	640-660 (May-2008)
Principal balance:	$2,086.00	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Pay High Interest Debt
Purpose of loan:
This loan will be used to?pay down a high interest debt and to help improve my credit score?

My financial situation:
I am a good candidate for this loan because?
I present have a prosper loan that I have paid on time for over a year, also I pay all of my accounts on time.
I?have worked long term in my present position and will continue to work full time.
I have another person at home that contributes $800 a month to?household expenses.?

Monthly net income: $ 3,600

Monthly expenses: $
??Housing: $ 546
??Insurance: $?170??Car payment: $?365
??Utilities: $?120
??Phone, cable, internet: $ 70
??Credit cards and other loans: $ 700
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423586
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	14.50%	Starting borrower rate/APR:	15.50% / 17.68%	Starting monthly payment:	$139.64

Auction yield range:	14.18% - 14.50%	Estimated loss impact:	14.62%
Lender servicing fee:	1.00%	Estimated return:	-0.12%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1988	Debt/Income ratio:	13%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	1y 10m
Amount delinquent:	$0	Revolving credit balance:	$5,922	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	98%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	12	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Menelaus	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	680-700 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	680-700 (May-2008)
Principal balance:	$653.94	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Paying off wife's cards...29%!!!
Purpose of loan:
This loan will be used to? Pay off my wife's credit cards that were " a little late..."

My financial situation:
I am a good candidate for this loan because? I am a Financial Advisor with a top brokerage firm, MBA in finance, attended an ivy league school, dependable.? Want to try prosper.com rather than get a home equity loan, would like to become a lender if this works out!

Monthly net income: $ 5000

Monthly expenses: $
??Housing: $1300
??Insurance: $ 100
??Car expenses: $ 250
??Utilities: $ 200
??Phone, cable, internet: $ 150
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 250
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423620
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,900.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	23.90%	Starting borrower rate/APR:	24.90% / 27.20%	Starting monthly payment:	$115.15

Auction yield range:	8.18% - 23.90%	Estimated loss impact:	7.07%
Lender servicing fee:	1.00%	Estimated return:	16.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1995	Debt/Income ratio:	22%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	19 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	57	Length of status:	9y 5m
Amount delinquent:	$0	Revolving credit balance:	$110,854	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	pcgenius	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
+++On Track, This will help.
Purpose of loan:
I have organized my credit cards and begun paying them off completely. I have paid off 2 so far in the last 3 months. I am looking for a loan to wrap up?two?high interest loans?and just speed things along.?I intend to repay this loan within 1 year.

My financial situation:
I am a good candidate for this loan because I have always paid all of my debts. I have a stable home and job, and my income has increased rapidly over the last 10 years. I have been very fortunate.?I am a computer programmer (15 Years) and US Army Veteran and my wife is a public school teacher (8 years).
I am currently paying off $600-800 a month in debt. This has been a slower process than I thought.

I currently owe 53,000 in revolving debt in 13 accounts. I do not know why prosper lists the amount above. My utilization is fairly accurate. I haven't used any of the accounts in 6-12months, but the accounts I've been paying extra on are closed so it doesn't reflect in the utilization.

I have this prosper loan setup for automatic payments, prosper already has a voided check from my checking account. I've had my checking account for 15 years.

ZERO Delinquencies
ZERO Credit Inquiries
ZERO Public Records

Equals established reliability.

Monthly net income: $ 6453 (me) PLUS?3200(Wife)

Monthly expenses: $?4349 (This would be my share of expenses, down to the groceries)
??Housing: $ 1100
??Insurance: $100
??Car expenses: $ 982
??Utilities: $ 250
??Phone, cable, internet: $ 160
??Food, entertainment: $ 250
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 1431
??Other expenses: $ 16

Please help stop the banks from taking 29% interest from me just because they changed the rules to make more money.

A small $25+ investment on your part will go a long way and earn you a decent return.

Thank you for taking the time to review my application.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423632
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.33%	Starting borrower rate/APR:	11.33% / 13.45%	Starting monthly payment:	$98.69

Auction yield range:	4.18% - 10.33%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-2000	Debt/Income ratio:	8%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	4y 0m
Amount delinquent:	$0	Revolving credit balance:	$1,165	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	7%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	13	Homeownership:	No
Inquiries last 6m:	1
Screen name:	income-prophesy1	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off various loans
Purpose of loan:

i have not always been wise in considering the consequences of "quick money" from lenders with arguably predatory practices.? I have gotten myself in a position where a great deal of my money is spent covering fees & penalties, well beyond the amount i initially received.? I would like a chance to get my head above water and have a single loan payment to worry about, rather than several.

My financial situation:
i make a good enough income [ $60,000/year ] & have no children or other dependents [ no pets even ].? if i can get myself in a position where i am paying a reasonably monthly payment, I should have no trouble meeting my obligations.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423656
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	23.50%	Starting borrower rate/APR:	24.50% / 28.39%	Starting monthly payment:	$39.50

Auction yield range:	11.18% - 23.50%	Estimated loss impact:	10.58%
Lender servicing fee:	1.00%	Estimated return:	12.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jun-2007	Debt/Income ratio:	33%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	5 / 2	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	11y 10m
Amount delinquent:	$0	Revolving credit balance:	$725	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	10%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	bonafide-community6	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying bills
Purpose of loan:
This loan will be used to? pay bilis

My financial situation:
I am a good candidate for this loan because? make my payments on time

Monthly net income: $ 800 monthly

Monthly expenses: $
??Housing:0
??Insurance: $ 0
??Car expenses: $50 gas
??Utilities: $?50
??Phone, cable, internet: $ phone is 112, cable is?80.00
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 200
??Other expenses: $ 60
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423668
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	8.08%	Starting borrower rate/APR:	9.08% / 11.17%	Starting monthly payment:	$127.35

Auction yield range:	3.18% - 8.08%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	7.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Oct-1987	Debt/Income ratio:	5%
Credit score:	820-840 (Sep-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	3y 11m
Amount delinquent:	$0	Revolving credit balance:	$12,656	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	33%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	unrivaled-liberty	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Prosperty Loan
Purpose of loan:
This loan will be put to good use in building prosperty for my family and friends via my business.

This loan also creates an opportuntity for you to prosper by getting paid back consistently and on time.

My financial situation:
I am a?great candidate for this loan because I know how to pay a loan back on time with no risk to the lender.
I have a long track record?of paying back loans much more substantial than what I am requesting here.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423674
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$86.66

Auction yield range:	8.18% - 14.00%	Estimated loss impact:	6.81%
Lender servicing fee:	1.00%	Estimated return:	7.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1993	Debt/Income ratio:	8%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	1y 4m
Amount delinquent:	$0	Revolving credit balance:	$3,116	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	14%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	imxavierj	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	5 ( 100% )	680-700 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	680-700 (May-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	5
Description
Help to consolidate!
Purpose of loan:
To save some money, I'm looking to get the interest rate down on some current debt.

Why I am a good candidate:
I have worked in the IT field for fifteen years and I develop high-powered web and Windows applications.? In my personal life, I support my three year-old son and 16 year-old daughter.? I am a strong believer in keeping my word, because what goes around comes around.? Thanks for taking a chance with me.

I'll be more than glad to answer any questions you have.

My financial situation:
My credit's not terrible, and I earn $7917 a month (gross).? I check my credit often, at least once a month.? My credit scores are all high sixes / low sevens.? I'm pretty conscientious, 'cause I have to depend on myself!!

Monthly net income: $ 5373

Monthly expenses: $ 3392
??Housing: $ 1612
??Insurance: $ 85
??Car expenses: $ 364
??Utilities: $ 190
??Phone, cable, internet: $ 225
??Food, entertainment: $ 630
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 136

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423692
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.99%	Starting borrower rate/APR:	19.99% / 22.23%	Starting monthly payment:	$185.79

Auction yield range:	17.18% - 18.99%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.07%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jun-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	1 / 1	Employment status:	Self-employed
Now delinquent:	2	Total credit lines:	11	Length of status:	4y 8m
Amount delinquent:	$9,858	Revolving credit balance:	$445	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	5%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	16	Homeownership:	No
Inquiries last 6m:	1
Screen name:	powerful-social	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
urgent willing to pay high interest
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because? my son is fully dependent on me to succeed.

Monthly net income: $ 5000

Monthly expenses: $
??Housing: $ 600
??Insurance: $ 60????????
??Car expenses: $ 200????
??Utilities: $ 110
??Phone, cable, internet: $ 150
??Food, entertainment: $ 600
??Clothing, household expenses $ 500
??Credit cards and other loans: $ 300
??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423704
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$102.57

Auction yield range:	11.18% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	7 / 6	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	18	Length of status:	5y 8m
Amount delinquent:	$0	Revolving credit balance:	$2,240	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	33%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	dinero-volcano1	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Grow energy company
Purpose of loan:
This loan will be used to? grow my energy company. We do NAHB, LEED, Energy star inspections as well as residential and commercial home inspections

My financial situation:
I am a good candidate for this loan because?
with the new policies in place by the new administration, energy audits are really picking up
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423716
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$248.80

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1996	Debt/Income ratio:	15%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	5	Total credit lines:	27	Length of status:	6y 11m
Amount delinquent:	$24,528	Revolving credit balance:	$4,372	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	28	Homeownership:	No
Inquiries last 6m:	1
Screen name:	Oualiequeen2	Borrower's state:	Texas	Borrower's group:	NO DELINQZ
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	32 ( 97% )	640-660 (Latest)
Principal borrowed:	$1,875.00	< mo. late:	1 ( 3% )	580-600 (Dec-2007) 600-620 (Nov-2006)
Principal balance:	$207.21	1+ mo. late:	0 ( 0% )
Total payments billed:	33
Description
Real Estate Training
Purpose of loan:
This loan will be used to invest in our Real Estate business to attend a Foreclosure course/workshop, advertising and marketing campaign to purchase a sellers list and for Earnest deposit on the property I have on contract.? In order to be successful, we want to work with a Real Estate Mentor for guidance.

My financial situation:
I am a good candidate for this loan because I have been a member of Prosper for the past 3 years and have made successful payments every month. I have 2 more payments on my first loan and would like to expand my business inorder to make more money.? My credit is not great but I am working towards repairing it but it will take a few months before my credit is updated.

Monthly net income: $ 2,535

Monthly expenses: $
??Housing: $ 776
??Insurance: $188
??Car expenses/gas: $50
??Utilities: $ 100
??Phone, cable, internet: $ 135
??Food, entertainment: $ 150
??Clothing, household expenses $ 75
??Credit cards and other loans: $ 150
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423734
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 23.31%	Starting monthly payment:	$150.82

Auction yield range:	8.18% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1992	Debt/Income ratio:	25%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	18 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	43	Length of status:	30y 7m
Amount delinquent:	$0	Revolving credit balance:	$31,515	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	94%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	Coloradofitness	Borrower's state:	Colorado	Borrower's group:	PsychDoc's Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	34 ( 100% )	660-680 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	720-740 (Jun-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	34
Description
Painting outside of house
For additional information that will not fit here, please check my profile.

Thanks for looking at my listing.

Purpose of Loan:
This loan is for the cost of having the outside of my house completely repainted.? The house will be 10 years old this coming December.? I purchased the house in September of 2002.? I had plans to have the outside of the house repainted this year.? I wanted to get it ready for the winter,?the outside does need repainting.? I was planning on using saved money to accomplish this.??However, about 4 weeks ago, I had a leak in my upstairs master?bathroom.? It put?enough?water down to the ceiling of my family room to damage sheetrock and a small area of carpet.? I had the leak completely repaired, and a restoration company came in, dried everything out, and removed damaged sheetrock and some of my carpet.? I have had the sheetrock repaired?completely.? My insurance claim (already have received my claims check) covered the repairs done so far plus a considerable amount of carpet replacement.?I am using the insurance claim money and the money I had set aside for painting my house, to upgrade to wood floors.?The wood floors are going in now.? But I still need to get the house painted.??I have had three estimates, on the painting, got a good contractor lined up ready to go, but need to take a Prosper loan to pay for it, don't want to pay the high interest rate with someone else than Prosper.

I take great pride in my home, and I am working on increasing its value in the uncertain economic time.?

Income:
My?net income is $5064 per month from my full time job, employed as a computer specialist with the federal government (I have been with the same government agency over?30 years).? I also have?a?part time with a local retailer with an average net monthly income of $1550, (I have worked for them for over 9 years). I don?t mind working hard for my goals I have set for myself.

Repayment:
This loan will present no problem for me to repay.?

Note to Lenders: I would prefer to pay this loan off as quickly as possible. But I do respect the wishes of the lenders, and will consult with all lenders prior to doing so to make sure it is acceptable to the majority.?

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423740
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	8.08%	Starting borrower rate/APR:	9.08% / 11.17%	Starting monthly payment:	$63.67

Auction yield range:	3.18% - 8.08%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	7.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Feb-1983	Debt/Income ratio:	51%
Credit score:	780-800 (Sep-2009)	Current / open credit lines:	4 / 4	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	4	Length of status:	0y 9m
Amount delinquent:	$0	Revolving credit balance:	$5,828	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	14%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	truth-loyalist	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for Grad School
Purpose of loan:
This loan will be used to pay for my last two classes of my MBA.

My financial situation:
I am a good candidate for this loan because
I have a secure job that affords me to make loan payments to a creditor. ?I have an excellent track record with credit and money management
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423752
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$941.88

Auction yield range:	8.18% - 20.00%	Estimated loss impact:	7.47%
Lender servicing fee:	1.00%	Estimated return:	12.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-2003	Debt/Income ratio:	36%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	1y 10m
Amount delinquent:	$0	Revolving credit balance:	$14,471	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	29%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	kindness-commando	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating bills/back to school
Purpose of loan:
I am consolidating my debt from diffferent areas to simplify my monthly payments and save some money. This consolidation would include?$8,000 in a car loan and?$12,000 spread over 4 credit cards (8.4%, 13%, 15%, 14.5%). The remaining $5,000 would be used for me to go back to school?and get my special education licensure (master's work) to continue teaching in my field.

My financial situation:
I am a good candidate for this loan because? I have never missed a payment in my entire life. Either way I am going to pay this debt off. This is not a matter of not being able to pay off my debt. By consolidating my debt I save money, by avoiding compunding interest and you make money with a much higher return than a 1% earnings in a?generic savings account.

I am a Special Ed teacher in Minneapolis, but I am on a variance and if I do not go back to school?they will not rehire me as a special education teacher. I am guaranteed a?regular ed. position which I would take, but I'm more passionate about working with?special needs students.?I make $40,000 a year with an oppurtunity to teach summer school and make an aditional $5,000.

I appreciate your time in reading this. Thank You.
Information in the Description is not verified.